1999 AMENDED AND RESTATED LOAN AGREEMENT
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         THIS 1999 AMENDED AND RESTATED LOAN AGREEMENT  (this "Loan  Agreement")
dated as of April 8, 1999, is made by and among BANK ONE, TEXAS, N.A., a national banking association, individually and as agent ("Agent"), the LENDERS referred to below, and CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation ("Borrower").

                                    RECITALS
                                    --------

         A. Reference is made to (i) that certain Loan Agreement dated as of July 29, 1994 (the "First Agreement"), between Bank One, Texas, N.A. and Capital Senior Living Communities, L.P. ("Original Borrower"), (ii) that certain Restatement of Loan Agreement dated as of June 30, 1995 (the "Second Agreement") between Bank One, Texas, N.A. and Original Borrower, (iii) that certain Amended and Restated Loan Agreement dated as of June 30, 1997 between Original Borrower and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc. ("Lehman") (the "Third Agreement"), (iv) that certain Loan Assumption and Modification Agreement dated November 3, 1997 between Lehman, Original Borrower and Borrower (the "Assumption and Modification"), (v) that certain Amended and Restated Loan Agreement dated as of December 10, 1997 between Bank One, Texas, N.A. and Borrower (the "Fourth Agreement"), and (vi) that certain 1998 Amended and Restated Loan Agreement dated as of September 1, 1998 between Bank One, Texas, N.A., a national banking association, individually and as agent, the Lenders (as defined therein) and Borrower (the "Fifth Agreement").

         B. The parties hereto now desire to amend the First Agreement, Second Agreement, Third Agreement, Assumption and Modification, Fourth Agreement and Fifth Agreement in accordance with the terms of this Loan Agreement and restate those agreements in their entirety.

         C. The parties hereto agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

         For purposes of this Loan Agreement, the following terms shall have the respective meanings assigned to them.

         1.1 Advances. The term "Advances" shall mean a disbursement by Agent of any of the proceeds of the Loan which shall be used solely for the purposes set forth in Section 1.54 herein.




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         1.2  Agent.  The term  "Agent"  shall  mean Bank One,  Texas,  N.A.,  a national banking association, as Agent hereunder, and its successors in such capacity.

         1.3 Affidavit of Borrower. The term "Affidavit of Borrower" shall mean a sworn affidavit of Borrower (and such other parties as Agent may reasonably require) to be delivered to Agent no later than forty-five (45) days after the end of each calendar quarter in the form of Exhibit E.

         1.4 Affiliate. The term "Affiliate" shall mean, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 50% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners or members; or

                  (b) beyond merely holding an officership or directorship, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         1.5 Applicable LIBOR Margin. The term "Applicable LIBOR Margin" shall mean one and seventy one-hundredths percent (1.70%) per annum.

         1.6 Appraisals. The term "Appraisals" shall mean appraisals of the Property in form and containing substance (including all assumptions and methods of valuation) reasonably satisfactory to Agent and each prepared by an independent appraiser who is a member of the American Institute of Real Estate Appraisers and is satisfactory to Agent.

         1.7 Assignment of Landlord's Interest in Leases. The term "Assignment of Landlord's Interest in Leases" shall mean an assignment by Borrower to Agent of Borrower's interest in all leases covering all or a part of the Property and all rights derived therefrom.

         1.8 Bank One. The term "Bank One" shall mean Bank One, Texas, N.A., a national banking association, in its capacity as a Lender hereunder.

         1.9 Bank Parties.   The term  "Bank Parties"  shall mean  Agent and all
Lenders.  "Bank Party" means any one of the Bank Parties.

         1.10 Base Rate. The term "Base Rate" shall mean the Agent's Prime Rate. As used in this paragraph, Agent's "Prime Rate" means the base commercial rate of interest as announced from time to time by Agent (which may not be the lowest, best or most favorable rate of interest which Agent may charge on loans to its customers). If Agent's Prime Rate changes after the date hereof the Base Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective time of each change in



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Agent's Prime Rate. The Base Rate shall in no event, however, exceed the Highest
Lawful Rate.

         1.11 Base Rate Advance. The term "Base Rate Advance" shall mean an Advance which does not bear interest at the LIBOR Adjusted Rate.

         1.12 Borrower. The term "Borrower" shall mean all parties named Borrower in the first paragraph of this Loan Agreement and any and all subsequent record owners of the Property.

         1.13 Borrowing. The term "Borrowing" shall mean a borrowing of new Advances of a single Type pursuant to Section 2.4 or a continuation or conversion of existing Advances into a single Type (and, in the case of LIBOR Advances, with the same Interest Period) pursuant to Section 2.5.

         1.14 Borrowing Base. The term "Borrowing Base" shall mean sixty-five percent (65%) of the value of the Property (in the aggregate) as determined from the Appraisals.

         1.15 Business Day. The term "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas. Any Business Day in any way relating to LIBOR Advances (such as the day on which an Interest Period begins or ends) must also be a day on which, in the judgment of Agent, significant transactions in dollars are carried out in the interbank eurocurrency market.

         1.16 Canton Regency. The term "Canton Regency" shall mean that certain congregate community owned by Borrower in Canton, Ohio commonly known as Canton Regency Retirement Community as further described in Exhibit B.

         1.17 Code. The term "Code"shall mean the Uniform Commercial Code as in force in the State of Texas.

         1.18 Collateral. The term "Collateral" shall mean all property of any kind which is subject to a Lien in favor of Lenders (or in favor of Agent for the benefit of Lenders) or which, under the terms of any Loan Document, is purported to be subject to such a Lien.

         1.19 Commitment. The term "Commitment" shall mean the amount of $34,000,000.

         1.20 Commitment Period. The term "Commitment Period" shall mean the period from and including the date hereof until and including April 1, 2002.

         1.21 Continuation/Conversion Notice. The terms "Continuation/Conversion Notice" shall mean a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of Section 2.5.




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         1.22 Cottonwood Village.  The term "Cottonwood Village" shall mean that certain congregate community owned by Borrower in Cottonwood, Arizona commonly known as Cottonwood Village Retirement Community as further described in Exhibit B.

         1.23  CSLC.   The  term  "CSLC"  shall  mean  Capital   Senior   Living
Corporation, a Delaware corporation.

         1.24 Current Assets. The term "Current Assets" shall mean all cash, cash equivalents, customers' accounts and other receivables due within one year from statement date, inventory, deposits, marketable securities, and prepaid expenses to be consumed within one year from statement date.

         1.25 Current Liabilities. The term "Current Liabilities" shall mean all amounts due or to become due for payment within twelve (12) months of statement date.

         1.26 Current Ratio. The term "Current Ratio" shall mean the ratio of Current Assets to Current Liabilities.

         1.27 Debentures. The term "Debentures" shall mean the 8% Convertible Subordinated Debentures to be issued pursuant to the terms of the form of Junior Convertible Subordinated Indenture between CSLC and a to be named trustee, as well as the corresponding preferred securities to be issued by Capital Senior Living Trust I (contemplated for use in the "ILM transaction"), the forms of the operative documents for which have been previously provided by Borrower to the Bank Parties and only such forms, unless subsequent forms have been approved by the Bank Parties, such approval not to be unreasonably withheld.

         1.28 Debt. The term "Debt" means, as to any Person, (i) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of business) or evidenced by bonds, notes, debentures or similar instruments, (ii) all obligations of such Person under leases that are required to be capitalized under GAAP, (iii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and (iv) all Debt of others guaranteed by such Person. Notwithstanding anything to the contrary contained herein, the term "Debt" shall not include (i) the Debentures or (ii) completion of construction guaranties or operating cash flow guaranties unless they have been drawn, in which event, the term "Debt" shall include such guaranties to the extent the same have been drawn and remain unpaid.

         1.29 Debtor Relief Laws. The term "Debtor Relief Laws" shall mean any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

         1.30     Intentionally Omitted.



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         1.31 Defaulting Lender.  The term  "Defaulting Lender"  shall  have the meaning assigned such term in Section 3.1.

         1.32 Eligible Transferee. The term "Eligible Transferee" shall mean a Person which either (a) is a Lender, or (b) is consented to as an Eligible Transferee by Agent and, so long as no Event of Default is continuing, by Borrower, which consents in each case will not be unreasonably withheld (provided that no Person organized outside the United States may be an Eligible Transferee if Borrower would be required to pay withholding taxes on interest or principal owed to such Person).

         1.33 Environmental Indemnity Agreements. The term "Environmental Indemnity Agreements" shall mean environmental indemnity agreements made by Borrower in favor of Agent, including, without limitation, those certain Environmental Indemnity Agreements dated as of even date herewith made by Borrower in favor of Agent with respect to the Property.

         1.34 ERISA. The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         1.35 Event of Default. The term "Event of Default" shall mean the occurrence of any one or more of the following:

                  (a) A failure by Borrower to make any payment of principal or interest on any of the Notes within five (5) days of the due date;

                  (b) Except as otherwise specifically addressed elsewhere in this section, a failure by Borrower to materially comply with any of the other terms or conditions specified herein or in any other Loan Document or the occurrence of an event of default under any of such instruments and the continuation of such failure for a period of thirty
         (30) days following written notice to Borrower of such failure; provided, however, that in no event shall Agent be required to give notice of any Event of Default more than two (2) times in any twelve
         (12) month period;

                  (c) There shall be an event of default in connection with any other obligation of Borrower payable to any Bank Party and the continuation of such failure for a period of thirty (30) days following written notice to Borrower of such failure; provided however, in no event shall Agent be required to give notice of any Event of Default more than two (2) times in any twelve (12) month period;

                  (d) The failure of Borrower to maintain the various financial ratio tests and financial status called for herein and the continuation of such failure for a period of thirty (30) days following written notice to Borrower of such failure; provided however, in no event shall



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         Agent be required to give notice of any Event of Default  more than two
         (2) times in any twelve (12) month period;

                  (e) The incorrectness of any material representation or warranty made by Borrower to a Bank Party in any of the Loan Documents;

                  (f) The failure by Borrower and/or the Property and Improvements materially to comply with any Governmental Requirements including, without limitation, environmental laws, The Americans With Disabilities Act of 1990, The Judicial Fair Housing Act, and any other law, rule or regulation mandating accessibility; and the continuation of such failure for a period of thirty (30) days following written notice to Borrower of such failure; provided, however, in no event shall Agent be obligated to give notice of an Event of Default more than two (2) times in any twelve (12) month period;

                  (g) The appointment of a receiver, trustee, conservator, or liquidator of Borrower, any of the Property, or any other property of Borrower, and such appointment is not rescinded within ninety (90) days following the appointment;

                  (h) The filing of any voluntary petition seeking an entry of an order for relief as a debtor in a proceeding under the United States Bankruptcy Code or seeking reorganization or rearrangement or taking advantage of any Debtor Relief Laws, concerning Borrower or CSLC or the admitting of material allegations of a petition filed against Borrower or any one or more of said parties, in any bankruptcy, reorganization, insolvency, conservatorship, or similar proceeding, or an admission in writing by Borrower, or any one or more of said parties of an inability to pay its debts as they become due;

                  (i) The filing of any involuntary petition seeking an entry of an order for relief as a debtor in a proceeding under the United States Bankruptcy Code or seeking reorganization or rearrangement or taking advantage of any Debtor Relief Laws, concerning Borrower or CSLC and any such petition is not rescinded or dismissed within ninety (90) days following such filing;

                  (j) The making of a general assignment for the benefit of creditors by Borrower;

                  (k) There shall be a material adverse change in the financial circumstances of Borrower;

                  (l) Any sale, exchange, assignment or other transfer or con-veyance of the Property or any interest therein;

                  (m) A replacement of the Manager without Majority Lenders' prior written approval;



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                  (n) Borrower is adjudged in a final administrative decision to have committed fraud or abuse against Medicare, Medicaid or any other governmental health care program;

                  (o) The failure of Borrower to maintain any insurance coverage required by this Loan Agreement or any of the Mortgages and such failure continues for five (5) business days after receipt by Borrower of written notice of such failure;

                  (p) The failure of Borrower to correct, within the time deadlines set by any applicable Medicaid, Medicare or licensing agency, any deficiency related to the Property which would result in:

                           (1) a termination of any Permit or Reimbursement Contract; or

                           (2) a ban on new admissions with respect to the Property; or

                  (q) The Borrower, Manager, or the Property shall be assessed fines or penalties by any state health or licensing agency having jurisdiction over such Persons or the Property in excess of $100,000, which fine or penalty may not be appealed;

                  (r) The Property or any portion thereof is taken on execution or other process of law in any action against Borrower;

                  (s) The holder of any lien or security interest on any of the Property (without implying the consent of Agent to the existence or creation of any such lien or security interest), declares a default thereunder or institutes foreclosure or other proceedings for enforcement of its remedies thereunder and such default is not cured within ninety (90) days; or

                  (t) Borrower abandons all or any portion of the Property.

         1.36 Existing Loan. The term "Existing Loan" shall mean the "Loan" as defined in the Fourth Agreement.

         1.37 Existing Loan Documents. The term "Existing Loan Documents" shall mean the "Loan Documents" as defined in the Fourth Agreement.

         1.38 Federal Funds Rate. The term "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the



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Federal Funds Rate for such day shall be such rate on such  transactions  on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to Agent on such day on such transactions as determined by Agent.

         1.39 Financial Statements. The term "Financial Statements" shall mean such balance sheets, profit and loss statements, schedules of sources and applications of funds, operating statements, with respect to Borrower, CSLC and the Property, and other financial information of Borrower, as shall be reasonably required by Agent, from time to time. All annual Financial Statements of CSLC shall be certified by a certified public accountant, acceptable to Agent. Ernst & Young, L.L.P. is acceptable to Agent. All other Financial Statements shall be certified by an officer of Borrower. All Financial
Statements shall be in form reasonably satisfactory to Agent using GAAP, consistently applied.

         1.40 Financing Statements. The term "Financing Statements" shall mean the Form UCC-1 or other financing statements, to be filed in the appropriate offices for the perfection of a security interest in any of the personal property securing the Loan.

         1.41 GAAP. The term "GAAP" shall mean those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor).

         1.42 Governmental Authority. The term "Governmental Authority" shall mean the United States, the state, the county, the city, or any other political subdivision in which the Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Borrower, with respect to the Property.

         1.43 Governmental Requirements. The term "Governmental Requirements" shall mean all laws, ordinances, rules, and regulations of any Governmental Authority applicable to Borrower or the Property, including but not limited to those described above.

         1.44 Guaranteed Debt. The term "Guaranteed Debt" means all Debt of others guaranteed by CSLC whether by (a) a guaranty, direct or indirect, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, the purpose of which is to insure in any way the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation. Notwithstanding anything to the contrary contained herein, the term "Guaranteed Debt" shall not include completion of construction guaranties, operating cash flow guaranties or guaranties of the Debentures unless they have been drawn, in which event, the term "Guaranteed Debt" shall include such guaranties to the extent the same have been drawn and remain unpaid.




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         1.45 The Harrison. The term "The Harrison" or "Eagle Valley" shall mean that certain congregate care community owned by Borrower in Indianapolis, Indiana known as The Harrison or Eagle Valley Retirement Community and as further described on Exhibit B.

         1.46 Hedging Contract. The term "Hedging Contract" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

         1.47 Highest Lawful Rate. The term "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum nonusurious rate of interest that such Lender is permitted under applicable Law to contract for, take, charge, or receive with respect to its Advances. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender at a rate in excess of the Highest Lawful Rate applicable to such Lender. To the extent that Chapter 303 of the Texas Finance Code is applicable, the "weekly ceiling" specified in such Chapter 303 is the applicable ceiling, provided that, if any applicable law permits greater interest, the law permitting the greater interest shall apply.

         1.48 Improvements. The term "Improvements" shall mean the buildings, structures and other improvements located on the real property constituting portions of the Property.

         1.49 Insurance Policies. The term "Insurance Policies" shall mean the insurance policies required pursuant to the terms of the Mortgages.

         1.50 Interest Period. The term "Interest Period" shall mean, with respect to each particular LIBOR Advance in a Borrowing, a period of 30, 60 or 90 days, as specified in the Request for Advance or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Request for Advance or Continuation/Conversion Notice (which must be a Business
Day), and ending on the 30th, 60th or 90th day thereafter, as the case may be, provided that each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (unless such next succeeding Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the immediately preceding Business
Day).  No Interest  Period may be elected  which would  extend past the Maturity
Date.

         1.51 Land. The term "Land" shall mean those certain parcels or tracts of the real property described on Exhibit B attached hereto and incorporated herein by reference.

         1.52 Late Payment Rate. The term "Late Payment Rate" shall mean, at the time in question, four percent (4.0%) per annum plus the Base Rate then in effect; provided that, with respect to any LIBOR Advance with an Interest Period extending beyond the date such LIBOR Advance becomes due and payable, "Late Payment Rate" shall mean four percent (4.0%) per annum plus the related LIBOR Adjusted Rate. The Late Payment Rate shall never exceed the Highest Lawful Rate.



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         1.53 Law.  The term "Law"  shall  mean any  statute,  law,  regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

         1.54 Lenders. The term "Lenders" shall mean each signatory hereto (other than Borrower) including Bank One, Guaranty Federal Bank, F.S.B., and Comerica Bank - Texas, and any Eligible Transferee as holder of a Note.

         1.55 Leverage Ratio. The term "Leverage Ratio" shall mean the Total Funded Debt of CSLC divided by the Total Capital of CSLC.

         1.56 Liabilities. The term "Liabilities" shall mean, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

         1.57 LIBOR Advance. The term "LIBOR Advance" shall mean an Advance which is properly designated as a LIBOR Advance pursuant to Section 2.4 or 2.5.

         1.58 LIBOR Adjusted Rate. The term "LIBOR Adjusted Rate" shall mean, with respect to each particular LIBOR Advance and the associated LIBOR Rate, the rate per annum calculated by Agent (rounded upwards, if necessary, to the next higher 0.01%) determined on a daily basis pursuant to the following formula:

         LIBOR Adjusted Rate =  LIBOR Rate  +  Applicable LIBOR Margin

No LIBOR Adjusted Rate shall ever exceed the Highest Lawful Rate.

         1.59 LIBOR Rate. The term "LIBOR Rate" shall mean, with respect to each particular LIBOR Advance, the offered rate for U.S. Dollar deposits of not less than $1,000,000.00 for a period of time equal to each Interest Period as of 11:00 A.M. City of London, England time two (2) London Business Days prior to the first date of each Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate System ("Telerate"), Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate. Provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by Agent from an alternate, substantially similar independent source available to Agent or shall be calculated by Agent by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate. "London Business Day" means any day other than a Saturday, Sunday or day on which banking institutions are generally authorized or obligated by law or executive order to



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close in the City of London,  England.  Each change in the rate to be charged on the Notes will become effective without notice on the commencement of each Interest Period based upon the LIBOR Rate then in effect.

         1.60 Lien. The term "Lien" shall mean with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to him or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows him to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

         1.61 Loan. The term "Loan" shall mean the Loan by Lenders to Borrower, in an amount not to exceed $34,000,000, to (i) provide equity/capital loan investments in Triad Senior Living related limited partnerships; (ii) fund the tender and solicitation for purchase or similar type transactions by Borrower of partnership interests in Healthcare Properties, L.P. and limited partnership interests and pension notes in NHP Retirement Housing Partners I Limited Partnership; (iii) fund the acquisition of other senior living communities; (iv) fund the construction of improvements to properties owned by Borrower, and (v) fund working capital of Borrower.

         1.62 Loan Documents. The term "Loan Documents" shall mean this Loan Agreement, the Mortgages, the Notes, the Assignments of Landlord's Interest in Leases, the Financing Statements, the Security Agreement, the Environmental Indemnity Agreements, the Notice of Final Agreement dated of even date herewith between Borrower and Agent, the Specific Assignment, Subordination and Attornment Agreement dated as of December 10, 1997 between Borrower, Bank One and Manager, all other documents executed by Borrower in connection with this Loan Agreement, and such other instruments securing the First Agreement, Second Agreement, Third Agreement, Fourth Agreement and Fifth Agreement (as amended and restated hereby) and the Loan as shall, from time to time, be executed and delivered by Borrower, or any other party to Agent or the Lenders pursuant to the First Agreement, Second Agreement, Third Agreement, Fourth Agreement or Fifth Agreement (as amended and restated hereby) and this Loan Agreement, including, without limitation, each Affidavit of Borrower.

         1.63  Loan Fees.  The term "Loan Fees" shall mean the fees described in
Section 5.16.




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         1.64  Majority  Lenders.  The term  "Majority  Lenders"  shall mean the
Lenders whose aggregate Percentage Shares equal or exceed sixty-six and two-thirds percent (66 2/3 %).

         1.65 Management Agreements. The term "Management Agreements" shall mean the four (4) management agreements between Borrower and Manager pertaining to Canton Regency, The Harrison, Towne Centre and Cottonwood Village, each dated November 3, 1997.

         1.66 Manager. The term "Manager" shall mean Capital Senior Living, Inc., a Texas corporation.

         1.67  Maturity Date. The term "Maturity Date" shall mean April 8, 2002.

         1.68 Medicaid. The term "Medicaid" shall mean that certain program of medical assistance, funded jointly by the federal government and the States, for impoverished individuals who are aged, blind and/or disabled, and for members of families with dependent children, which program is more fully described in Title XIX of the Social Security Act (42 U.S.C. ss.ss. 1396 et seq.) and the regulations promulgated thereunder.

         1.69 Medicare. The term "Medicare" shall mean that certain federal program providing health insurance for eligible elderly and other individuals, under which physicians, hospitals, skilled nursing homes, home health care and other providers are reimbursed for certain covered services they provide to the beneficiaries of such program, which program is more fully described in Title XVIII of the Social Security Act (42 U.S.C. ss.ss. 1395 et seq.) and the regulations promulgated thereunder.

         1.70 Mortgages. The term "Mortgages" shall mean the mortgages and deeds of trust described in Exhibit I attached hereto and made a part hereof. Each of the foregoing documents secures payment of the Notes and the payment and performance of all obligations specified in the Mortgages and this Loan Agreement, and evidences a valid and enforceable first lien on the Property subject only to the matters reflected in the Title Insurance.

         1.71 Net Worth. The term "Net Worth" means, at any time, the sum of shareholders' equity in CSLC according to GAAP plus the Debentures.

         1.72 Notes. The term "Notes" and "Note" shall have the meaning given to such terms in Section 2.1.

         1.73 Obligations. The term "Obligations" shall mean all Liabilities from time to time owing by Borrower to any Bank Party under or pursuant to any of the Loan Documents. The term "Obligation" means any part of the Obligations.

         1.74 Permits. The term "Permits" shall mean all licenses, permits and certificates used or useful in connection with the ownership, operation, use or occupancy of the Property, including, without limitation, business licenses,



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state health department  licenses,  food service  licenses,  licenses to conduct business, certificates of need and all such other permits, licenses and rights, obtained from any governmental, quasi-governmental or private person or entity whatsoever.

         1.75 Percentage Share. The term "Percentage Share" shall mean, with respect to any Lender (a) when used in Section 2.4, in any Request for Advance or when no Advances are outstanding hereunder, the percentage set forth opposite such Lender's name on the Lender Schedule attached hereto or any schedule delivered by Agent pursuant to Section 10.13(c)(ii), and (b) when used otherwise, the percentage obtained by dividing (i) the sum of the unpaid principal balance of such Lender's Advances at the time in question, by (ii) the sum of the aggregate unpaid principal balance of all Advances at such time.

         1.76 Permitted Exceptions. The term "Permitted Exceptions" with respect to the Property shall mean (i) title exceptions set forth in the Title Insurance, (ii) liens for ad valorem real property taxes, ad valorem personal property taxes and general or special assessments against real property and other governmental charges not yet due or payable, (iii) liens created pursuant to the Loan Documents, (iv) unrecorded leases of residents or patients, (v) easements, rights of way, restrictions, reservations, conditions, minor defects or irregularities in title and other similar charges or encumbrances, none of which individually or in the aggregate have a material adverse affect upon the Property as security for the Loan or interfere with the ordinary conduct of business at the Property, and (vi) statutory liens of mechanics and materialmen and other similar liens, in respect of liabilities which are not yet due or which are being contested by Borrower in good faith.

         1.77 Person. The term "Person" shall mean an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

         1.78 Post-Foreclosure Plan. The term "Post-Foreclosure Plan" shall have the meaning given to such term in Section 9.10.

         1.79 Prescribed Forms. The term "Prescribed Forms" shall have the mean-ing given to such term in Section 3.6.

         1.80 Property. The term "Property" shall mean collectively: (a) Canton Regency, The Harrison, Towne Centre and Cottonwood Village, as well as the Land and Improvements and all other property (real and personal, fixture or otherwise) related thereto which is subject to the Mortgages, and (b) the Collateral (as such term is defined in the Security Agreement). The term "any of the Properties" shall mean any one or more of Canton Regency, The Harrison, Towne Centre and Cottonwood Village and the term "any of the Property" shall mean any of the Land, Improvements and Collateral. Further, in those instances where required by the context in which it is used, the term "Property" shall also mean "any of the Property" or "any of the Properties".



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         1.81 Reimbursement Contracts. The term "Reimbursement  Contracts" shall mean all third party reimbursement contracts for the Property which are now or hereafter in effect with respect to residents qualifying for coverage under the same, including private insurance agreements.

         1.82 Register. The term "Register" shall have the meaning given to such term in Section 10.13(f).

         1.83 Request for Advance. The term "Request for Advance" shall mean a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of Section 2.4.

         1.84 Security Agreement. The term "Security Agreement" shall mean the Amended and Restated Security Agreement dated June 30, 1997 between Lehman and Original Borrower, as modified by Modification and Assumption of Amended and Restated Security Agreement dated December 10, 1997 between Borrower and Bank One, Modification of Amended and Restated Security Agreement dated September 1, 1998 between Agent and Borrower and Second Modification of Amended and Restated Security Agreement of even date herewith between Agent and Borrower.

         1.85 Subsidiary. The term "Subsidiary" shall mean any corporation, limited liability company, association, partnership, joint venture or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by CSLC.

         1.86 Survey. The term "Survey" shall mean a current certified as built ALTA survey of each of the senior living communities constituting the Property satisfactory to Agent.

         1.87 Tangible Net Worth. The term "Tangible Net Worth" shall have the meaning given to such term in Section 5.15(b).

         1.88 Title Company. The term "Title Company" shall mean Lawyers Title Insurance Company.

         1.89  Title  Insurance.  The  term  "Title  Insurance"  shall  mean the
policies  of  mortgage  title  insurance   issued  by  Lawyers  Title  Insurance
Corporation with respect to the Mortgages.

         1.90 Total Capital. The term "Total Capital" means, at any time, the sum of Net Worth and Total Funded Debt.

         1.91 Total Funded Debt. The term "Total Funded Debt" means, at any time, the aggregate amount of CSLC's outstanding Debt, including contingent liabilities created by way of Guaranteed Debt.



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         1.92 Towne  Centre.  The term "Towne  Centre"  shall mean that  certain congregate care community owned by Borrower in Merrillville, Indiana commonly known as Towne Centre Retirement Community as further described in Exhibit B.

         1.93 Treasury Note Rate. The term "Treasury Note Rate" shall mean the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the applicable Business Day, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to ten years. Such implied yield shall be determined, if necessary, by (i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between reported yields. The term "Business Day" as used in this paragraph means a day on which banks are open for business in New York, New York.

         1.94 Tribunal. The term "Tribunal" shall mean any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted and/or existing.

         1.95 Type. The term "Type" shall mean, with respect to any Advances, the characterization of such Advances as either Base Rate Advances or LIBOR Advances.

         1.96 Exhibits and Schedules; Additional Definitions. All Exhibits and Schedules attached to this Agreement are a part hereof for all purposes.

         1.97 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement or any other Loan Document which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, supplements, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, supplement, modification, amendment or restatement.

         1.98 References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without



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limitation".  Pronouns  in  masculine,  feminine  and  neuter  genders  shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The foregoing shall apply to all Loan Documents.

         1.99 Calculations and Determinations. All calculations under the Loan Documents of interest chargeable with respect to Advances and of fees and other charges shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. Each determination by a Bank Party of amounts to be paid under Sections 3.2 through 3.6 or with respect to the LIBOR Adjusted Rate, LIBOR Rate, Business Day or Interest Period, shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Majority Lenders otherwise consent all financial statements and reports furnished to any Bank Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.




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                                    ARTICLE 2

                              AGREEMENTS OF LENDERS
                              ---------------------

         2.1 Commitments to Lend; Notes. Subject to the terms and conditions hereof, each Lender agrees to make advances to Borrower (herein called such Lender's "Advances") upon request from time to time during the Commitment Period so long as each Advance by such Lender does not exceed such Lender's Percentage Share of the aggregate amount of Advances then requested from all Lenders. The aggregate amount of all Advances requested of all Lenders in any Request for Advance must be greater than or equal to $500,000. Borrower may have no more than four (4) Borrowings of LIBOR Advances outstanding at any time. The obligation of Borrower to repay to each Lender the aggregate amount of all Advances made by such Lender together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Note" and collectively with each other Lender's Notes, the "Notes") made by Borrower payable to the order of such Lender in the form of Exhibit A with appropriate insertions. The amount of principal owing on any Lender's Note at any given time shall be the aggregate amount of all Advances theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Note. Interest on each Note shall accrue and be due and payable as provided herein and therein, with LIBOR Advances bearing interest at the LIBOR Adjusted Rate and Base Rate Advances bearing interest at the Base Rate (subject to the applicability of the Late Payment Rate). Subject to the terms and conditions hereof, Borrower may borrow, repay, and reborrow hereunder.

         2.2 Limitation on Aggregate Amount of Advances. In no event shall Lenders be required to make any Advances in excess of the stated principal amount of the Loan or if the making of such Advance would cause Lenders to violate any law, rule or regulation to which Lenders are subject limiting the amount that may be advanced by Lenders as contemplated in this Loan Agreement.

         2.3 Conditions to Advances. As a condition precedent to each Advance hereunder, Borrower must satisfy the following requirements and, if required by Agent, deliver to Agent evidence of such satisfaction:

                  (a) There shall then exist no Event of Default;

                  (b) The representations and warranties made in this Loan Agreement shall be true and correct on and as of the date of each Advance, with the same effect as if made on that date;

                  (c) There shall be no material adverse change or modification in the financial condition of Borrower;




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                  (d) The total of  all outstanding Advances  together  with the requested Advance shall not exceed the Borrowing Base; and

                  (e) Borrower shall have satisfied all other requirements herein for an Advance.

No Advance will be made under the Loan after March 1, 2002.

         2.4 Requests for New Advances. Borrower must give to Agent written notice of any requested Borrowing of new Advances to be advanced by Lenders. Each such notice constitutes a "Request for Advance" hereunder and must:

                  (a) specify (i) the aggregate amount of any such Borrowing of new Base Rate Advances and the date on which such Base Rate Advances are to be advanced, or (ii) the aggregate amount of any such Borrowing of new LIBOR Advances and the date on which such LIBOR Advances are to be advanced (which shall be the first day of the Interest Period which is to apply thereto); and

                  (b) be received by Agent not later than 10:00 a.m., Dallas, Texas time, the third Business Day preceding the day on which any such Base Rate Advances or LIBOR Advances are to be made.

Each such written request or confirmation must be made in the form and substance of the "Request for Advance" attached hereto as Exhibit C, duly completed. Upon receipt of any such Request for Advance, Agent shall give each Lender prompt notice of the terms thereof. If Agent notifies each Lender that all conditions precedent to such new Advances set forth in Section 2.3 have been met, each Lender will on the date requested promptly remit to Agent at Agent's office in Dallas, Texas the amount of such Lender's new Advance in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Advances have been neither met nor waived as provided herein, Agent shall promptly make such Advances available to Borrower. Unless Agent shall have received prompt notice from a Lender that such Lender will not make available to Agent such Lender's new Advance because all conditions precedent to such advance set forth in Section 2.3 have not been met, Agent will assume that such Lender has made such Advance available to Agent in accordance with this section and Agent will, in reliance upon such assumption, make such Advance available to Borrower. If and to the extent such Lender shall not so make its new Advance available to Agent, such Lender agrees to pay or repay to Agent within three days after demand the amount of such Advance together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is paid or repaid to Agent, with interest at the Federal Funds Rate. If Lender does not pay or repay to Agent such amount within such three-day period, Agent shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon at the Late Payment Rate, calculated from the date such amount was made available to Borrower. The failure of any Lender to make any new Advance to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its new Advance, but no Bank Party other than Agent shall be



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 18 responsible for the failure of any other Bank Party to make any new Advance to be made by such other Bank Party.

         2.5 Continuations and Conversions of Existing Advances. Borrower may make the following elections with respect to Advances already outstanding: to convert Base Rate Advances to LIBOR Advances, to convert LIBOR Advances to Base Rate Advances on the last day of the Interest Period applicable thereto, or to continue LIBOR Advances beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, Borrower may combine existing Advances made pursuant to separate Borrowings into one new Borrowing or divide existing Advances made pursuant to one Borrowing into separate new Borrowings. To make any such election, Borrower must give to Agent written notice of any such conversion or continuation of existing Advances, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

                  (a) specify the existing Advances which are to be continued or converted;

                  (b) specify (i) the aggregate amount of any Borrowing of Base Rate Advances into which such existing Advances are to be continued or converted and the date on which such continuation or conversion is to occur, or (ii) the aggregate amount of any Borrowing of LIBOR Advances into which such existing Advances are to be continued or converted and the date on which such continuation or conversion is to occur (which shall be the first day of the Interest Period which is to apply to such LIBOR Advances); and

                  (c) be received by Agent not later than 10:00 a.m., Dallas, Texas time, on the third Business Day preceding the day on which any such continuation or conversion to LIBOR Advances is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit D, duly completed. Upon receipt of any such Continuation/Conversion Notice, Agent shall give each Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on Borrower. During the continuance of any Event of Default, Borrower may not make any election to convert existing Advances into LIBOR Advances or continue existing Advances as LIBOR Advances. If for any reason Borrower fails to timely and properly give any notice of continuation or conversion with respect to a Borrowing of existing LIBOR Advances at least three days prior to the end of the Interest Period applicable thereto, such LIBOR Advances shall automatically be converted into Base Rate Advances at the end of such Interest Period. No new funds shall be advanced by any Lender in connection with any continuation or conversion of existing Advances pursuant to this section, and no such continuation or conversion shall be deemed to be a new advance of funds for any purpose; such continuations and conversions merely constitute a change in the interest rate applicable to already outstanding Advances.



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 19



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         Notwithstanding  anything to the contrary  contained  herein,  Borrower shall have no more than four (4) LIBOR tranches of Advances in effect at any time.

         2.6 Use of Proceeds. In no event shall the funds from any Advances be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" or any "margin securities" (as such terms are defined respectively in Regulation U and Regulation G promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock or margin securities. Borrower represents and warrants that Borrower is not engaged principally, or as one of Borrower's important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock or margin securities.

         2.7 Future Acquisitions. Borrower understands and agrees that so long as Borrower has outstanding obligations to Lenders related to the Loan, Borrower shall not, without the prior written consent of Majority Lenders, which consent shall not be unreasonably withheld, incur any third party purchase money indebtedness related to any other retirement community, nursing home facility, or other real estate property if such property, development or proposed investment is not generating positive cash flow from operations after payment of operating expenses, maintenance capital expenditures and debt service of third party financing.

         2.8 No Waiver. No Advance shall constitute a waiver of any condition precedent to the obligation of Lenders to make any further Advance or preclude Agent from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

         2.9 Conditions Precedent for the Benefit of the Bank Parties. All conditions precedent to the obligation of Lenders to make any Advance are imposed hereby solely for the benefit of the Bank Parties, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lenders will refuse to make any Advance in the absence of strict compliance with such conditions precedent.

         2.10 Payments to Borrower or Affiliates. Notwithstanding anything to the contrary in this Loan Agreement or any other instrument executed hereunder or in connection herewith, Borrower shall not use any Advance to pay fees, commissions, salaries, or other compensation of any kind to Borrower or to any Affiliates or any persons or entities deemed by Majority Lenders to be Affiliates of Borrower, whether directly or indirectly under any agreement, including, without limitation, management agreements, unless such fees, commissions, salaries or other compensation are specifically approved in a separate written instrument signed by Majority Lenders, provided however, Lenders hereby acknowledge their approval of Borrower's reimbursement of fees and expenses payable under the Management Agreements and development agreements associated with the Properties.




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 20



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         2.11 Recourse.  Borrower shall be liable for the indebtedness evidenced by the Notes and for the performance of all agreements in the Mortgages and the other Loan Documents to the full extent of the Property and other assets owned by Borrower, whether pledged to a Bank Party or subject to a separate lien or otherwise. If there is an Event of Default, any judicial proceedings brought by Agent against Borrower shall be limited initially to the protection of the Property and the enforcement and foreclosure of the liens and security interests created by the Loan Documents. The collection of any deficiency remaining after Agent has sought to satisfy the indebtedness and reasonable expenses incurred subsequent to foreclosure of the liens and security interests created by the
Loan   Documents   shall  be  against   the   remaining   assets  of   Borrower.
Notwithstanding the foregoing, Agent shall not be required to exercise its rights and remedies with respect to a Property (including the Land, Improvements and Collateral related to such Property) (the "Affected Property") which is
affected  by  any   Hazardous   Substance  (as  such  term  is  defined  in  the
Environmental Indemnity Agreements) if as a result thereof, the value of all of the Property after the exercise of such rights and remedies (taking into account the costs to be incurred to clean up, remove, resolve, or minimize the impact of, or otherwise deal with the Hazardous Substance) would be less than the outstanding principal balance of the Loan prior to the exercise of such rights and remedies. In the event of the circumstances described in the preceding sentence, Agent shall only be required to exercise its rights and remedies with respect to the Property other than the Affected Property before proceeding directly against Borrower for the indebtedness and the performance of its obligations under the Loan Documents. Nothing contained in this Section 2.11 shall alter, affect or impair or relieve Borrower from any of its obligations under the Environmental Indemnity Agreements.

                                    ARTICLE 3

                               PAYMENTS TO LENDERS
                               -------------------

         3.1 General Procedures. Borrower will make each payment which it owes under the Loan Documents to Agent for the account of the Bank Party to whom such payment is owed. Each such payment must be received by Agent not later than 11:00 a.m., Dallas, Texas time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds. Any payment received by Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the offices of Agent. When Agent collects or receives money on account of the Obligations, Agent shall distribute all money so collected or received, and each Bank Party shall apply all such money so distributed, as follows:




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 21



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                  (a) first,  for the payment of all Obligations  which are then due (and if such money is insufficient to pay all such Obligations, first to any reimbursements due Agent under this Agreement and then to the partial payment of all other Obligations then due in proportion to the amounts thereof, or as Bank Parties shall otherwise agree);

                  (b) then for the prepayment of amounts owing under the Loan Documents (other than principal on the Notes) if so specified by Borrower;

                  (c) then for the prepayment of principal on the Notes, together with accrued and unpaid interest on the principal so prepaid;

                  (d) then for the payment or prepayment of any other Obliga-tions; and

                  (e) last, only with respect to payment received by Agent under any of the Mortgages, for the payment of all amounts which are due under Hedging Contracts that are secured by such Mortgages.

All payments applied to principal or interest on any Note shall be applied first to any interest then due and payable, then to principal then due and payable. All distributions of amounts described in any of subsections (b), (c) or (d) above shall be made by Agent pro rata to each Bank Party then owed Obligations described in such subsection in proportion to all amounts owed to all Bank Parties which are described in such subsection. Notwithstanding anything to the contrary contained herein, in the event any Lender shall have failed to make an Advance as contemplated under Section 2.4 hereof (a "Defaulting Lender") and the Agent or another Lender or Lenders shall have made such Advance, payment received by Agent for the amount of such Defaulting Lender or Lenders shall not be distributed to such Defaulting Lender or Lenders until such Advance or Advances shall have been repaid in full to Agent or the Lender or Lenders who funded such Advance or Advances.

         3.2 Capital Reimbursement. If either the introduction or implementation of or the compliance with or any change in or in the interpretation of any Law, or the introduction or implementation of or the compliance with any request, directive or guideline from any central bank or other governmental authority (whether or not having the force of Law) affects or would affect the amount of capital required or expected to be maintained by any Bank Party or any corporation controlling any Bank Party, then, upon demand by such Bank Party, Borrower will pay to Agent for the benefit of such Bank Party, from time to time as specified by such Bank Party, such additional amount or amounts which such Bank Party shall determine to be appropriate to compensate such Bank Party or any corporation controlling such Bank Party in light of such circumstances, to the extent that such Bank Party reasonably determines that the amount of any such capital would be increased or the rate of return on any such capital would be reduced by or in whole or in part based on the existence of the face amount of such Bank Party's Advances, or participations in commitments under this Agreement.




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 22

         3.3 Increased Cost of LIBOR Advances. If any applicable Law (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of Law):

                  (a) shall change the basis of taxation of payments to any Bank Party of any principal, interest, or other amounts attributable to any LIBOR Advance or otherwise due under this Agreement in respect of any LIBOR Advance (other than taxes imposed on the overall net income of such Bank Party or any lending office of such Bank Party by any jurisdiction in which such Bank Party or any such lending office is located); or

                  (b) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any LIBOR Advance (excluding those for which such Bank Party is fully compensated pursuant to adjustments made in the definition of LIBOR Adjusted Rate) or against assets of, deposits with or for the account of, or credit extended by, such Bank Party; or

                  (c)  shall   impose  on  any  Bank  Party  or  the   interbank
         eurocurrency deposit market any other condition affecting any LIBOR Advance, the result of which is to increase the cost to any Bank Party of funding or maintaining any LIBOR Advance or to reduce the amount of any sum receivable by any Bank Party in respect of any LIBOR Advance by an amount deemed by such Bank Party to be material, then such Bank Party shall promptly notify Agent and Borrower in writing of the happening of such event and of the amount required to compensate such Bank Party for such event (on an after-tax basis, taking into account any taxes on such compensation), whereupon (i) Borrower shall pay such amount to Agent for the account of such Bank Party and (ii) Borrower may elect, by giving to Agent and such Bank Party not less than three Business Days' notice, to convert all (but not less than all) of any such LIBOR Advances into Base Rate Advances.

         3.4 Availability. If (a) any change in applicable Laws, or in the interpretation or administration thereof of or in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for any Bank Party to fund or maintain LIBOR Advances, or shall materially restrict the authority of any Bank Party to purchase or take offshore deposits of dollars (i.e., "eurodollars") or (b) any Bank Party determines that matching deposits appropriate to fund or maintain any LIBOR Advance are not available to it, or
(c) any Bank Party determines that the formula for calculating the LIBOR Adjusted Rate does not fairly reflect the cost to such Bank Party of making or maintaining loans based on such rate, then, upon notice by such Bank Party to Borrower and Agent, Borrower's right to elect LIBOR Advances from such Bank Party shall be suspended to the extent and for the duration of such illegality, impracticability or restriction and all LIBOR Advances of such Bank Party which are then outstanding or are then the subject of any Request for Advance and which cannot lawfully or practicably be maintained or funded shall immediately become or remain, or shall be funded as, Base Rate Advances of such Bank Party.



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 23

Borrower agrees to indemnify each Bank Party and hold it harmless against all costs, expenses, claims, penalties, liabilities and damages which may result from any such change in Law, interpretation or administration. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

         3.5 Funding Losses. In addition to its other obligations hereunder, Borrower will indemnify each Bank Party against, and reimburse each Bank Party on demand for, any loss or expense incurred or sustained by such Bank Party (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by a Bank Party to fund or maintain LIBOR Advances), as a result of any payment or prepayment (whether authorized or required hereunder or otherwise) of all or a portion of a LIBOR Advance on a day other than the day on which the applicable Interest Period ends, any payment or prepayment, whether required hereunder or otherwise, of an Advance made after the delivery, but before the effective date, of a Continuation/Conversion Notice, if such payment or prepayment prevents such Continuation/Conversion Notice from becoming fully effective, the failure of any Advance to be made or of any Continuation/Conversion Notice to become effective due to any condition precedent not being satisfied or due to any other action or inaction of Borrower, or any conversion (whether authorized or required hereunder or otherwise) of all or any portion of any LIBOR Advance into a Base Rate Advance or into a different LIBOR Advance on a day other than the day on which the applicable Interest Period ends. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

         3.6      Reimbursable Taxes.  Borrower covenants and agrees that:

                  (a) Borrower will indemnify each Bank Party against and reimburse each Bank Party for all present and future income, stamp and other taxes, levies, costs and charges whatsoever imposed, assessed, levied or collected on or in respect of this Agreement or any LIBOR Advances (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on or measured by the overall net income of Agent or such Bank Party or any lending office of such Bank Party by any jurisdiction in which such Bank Party or any such lending office is located (all such non-excluded taxes, levies, costs and charges being collectively called "Reimbursable Taxes" in this section). Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

                  (b) All payments on account of the principal of, and interest on, each Bank Party's Note, and all other amounts payable by Borrower to any Bank Party hereunder, shall be made in full without set-off or counterclaim and shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes, all of which will be for the account of Borrower. In the event of Borrower being compelled by Law to make any such deduction or withholding from any payment to any Bank Party, Borrower shall pay on the due date of such payment, by way of additional interest, such additional amounts



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 24 as are needed to cause the amount receivable by such Bank Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding. If Borrower should make any deduction or withholding as aforesaid, Borrower shall within 60 days thereafter forward to such Bank Party an official receipt or other official document evidencing payment of such deduction or withholding.

                  (c) If Borrower is ever required to pay any Reimbursable Tax with respect to any LIBOR Advance, Borrower may elect, by giving to Agent and such Bank Party not less than three Business Days' notice, to convert all (but not less than all) of any such LIBOR Advance into a Base Rate Advance, but such election shall not diminish Borrower's obligation to pay all Reimbursable Taxes.

                  (d) Notwithstanding the foregoing provisions of this section, Borrower shall be entitled, to the extent it is required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America (other than any portion thereof attributable to a change in federal income tax Laws effected after the date hereof) from interest, fees or other amounts payable hereunder for the account of any Bank Party, other than a Bank Party (i) who is a U.S. person for Federal income tax purposes or (ii) who has the Prescribed Forms on file with Agent (with copies provided to Borrower) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms, provided that if Borrower shall so deduct or withhold any such taxes, it shall provide a statement to Agent and such Bank Party, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Bank Party may reasonably request for assisting such Bank Party to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Bank Party is subject to tax. As used in this section, "Prescribed Forms" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of (x) an income tax treaty between the United States and the country of residence of the Bank Party providing the forms or statements, (y) the Internal Revenue Code of 1986, as amended from time to time, or (z) any applicable rules or regulations thereunder, permit Borrower to make payments hereunder for the account of such Bank Party free of such deduction or withholding of income or similar taxes.

         3.7 Replacement of Lenders. If any Bank Party seeks reimbursement for increased costs under Sections 3.2 through 3.6, then within ninety days thereafter -- provided no Event of Default then exists -- Borrower shall have the right (unless such Bank Party withdraws its request for additional compensation) to replace such Bank Party by requiring such Bank Party to assign its Note and its commitments hereunder to an Eligible Transferee reasonably acceptable to Agent and to Borrower, provided that: (i) all Obligations of Borrower owing to such Bank Party being replaced (including such increased costs, but excluding principal and accrued interest on the Note being assigned)



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 25 shall be paid in full to such Bank Party concurrently with such assignment, and
(ii) the replacement Eligible Transferee shall purchase the Note being assigned by paying to such Bank Party a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment, Borrower, Agent, such Bank Party and the replacement Eligible Transferee shall otherwise comply with Section 10.13. Notwithstanding the foregoing rights of Borrower under this section, however, Borrower may not replace any Bank Party which seeks reimbursement for increased costs under Section 3.2 through 3.6 unless Borrower is at the same time replacing all Bank Parties which are then seeking such compensation.


                                    ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF BORROWER
                   ------------------------------------------

         Borrower hereby represents and warrants as follows:

         4.1 Organization and Authority of Borrower. Borrower is a duly organized, validly existing Texas corporation and in good standing under the applicable laws of Texas, and is qualified to do business and is in good standing in each state where its business activities require such qualification, with full power, and authority to enter into this Loan Agreement. If the issuance of any interest in Borrower, or in any constituent business entity of Borrower is subject to any state or federal securities laws and/or the rules and regulations of the Securities and Exchange Commission, each such issuance has been and will be in compliance with all said laws and regulations to which it is subject.

         4.2 Execution and Delivery of Loan Documents. The execution and delivery of the Loan Documents executed or delivered by Borrower, and the consummation of the transactions contemplated thereby: (i) have been duly authorized by all actions required under the terms and provisions of their governing instruments, the laws of the State of Texas, and any applicable requirement of a Governmental Authority; (ii) create legal, valid and binding obligations on Borrower; (iii) do not require the approval or consent of any Governmental Authority having jurisdiction over Borrower, or the property of Borrower; and (iv) do not and will not constitute a violation of, or default under, the governing instruments of Borrower, any requirement of a Governmental Authority applicable to Borrower, or any mortgage, indenture, agreement, commitment, or instrument to which Borrower is a party or by which any of its assets are bound, nor create or cause to be created any mortgage, lien, encumbrance, or charge against the assets of Borrower other than those expressly permitted by the Loan Documents.

         4.3 Information Supplied by Borrower. The Financial Statements of Borrower and CSLC heretofore delivered to Agent are true, complete and correct in all material respects, have been prepared on a consistent basis and fairly and accurately present the respective financial conditions of the subjects



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 26 thereof as of the respective dates thereof. No material adverse change has occurred since the respective dates thereof.

         4.4 Compliance With Laws. To Borrower's knowledge, the use of the Property and Improvements comply with all Governmental Requirements, applicable zoning ordinances, regulations and restrictive covenants affecting the Property and all other requirements of a Governmental Authority, and all requirements for such use have been satisfied.

         4.5 Licenses; Permits. To Borrower's knowledge, all necessary licenses, Permits and other necessary certificates are in full force and effect and have been issued in Borrower's or Manager's name with respect to the Property and Borrower and Manager are in good standing with all Governmental Authorities in connection with all beds or units required to be licensed and other facilities constituting a portion of the Property. Borrower further represents and warrants that all necessary and applicable certificates of occupancy, permits and other appropriate authorization and approval matters from Governmental Authorities have been issued and are in existence with regard to the Property. No funds have been received by Borrower or any other person or entity with respect to the Property pursuant to Title VI of the Public Health Service Act, 42 U.S.C. ss. 291 et seq., as amended (the "Hill-Burton Act"), and the Property is not subject to any provision or requirements of the Hill-Burton Act.

         4.6 No Defaults. Borrower is not in default under any of the Loan Documents, and no event has occurred which by notice, the passage of time or otherwise would constitute an event of default under any of the Loan Documents. Borrower is not in default in the payment of any indebtedness for borrowed money or under the terms and provisions of any agreement or instrument evidencing any such indebtedness, and, to Borrower's knowledge, it is not in default with respect to any order, writ, injunction, decree or demand of any court or of any other requirement of a Governmental Authority.

         4.7 Access and Utilities. The Property has adequate rights of access to public ways and all water, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of the Property are available at the boundaries of the Property and same are in service. All roads necessary for the full utilization of the Property for their intended purposes are present or the necessary rights of way therefor have been acquired.

         4.8 Lien Potential. Borrower has not made any contract or arrangement of any kind which has given rise to (or the performance of which by the other party thereto would give rise to) a lien or claim of lien on the Property, or other collateral covered by the Loan Documents, except for the collateral documents executed in connection with the Loan.

         4.9 Complete Information. No representation or warranty of Borrower contained in any of the Loan Documents, and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished to Agent by or on behalf of Borrower contains, or will intentionally contain,



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 27 any untrue statement of a material fact, or omits, or will intentionally omit, to state a material fact necessary to make the statements contained herein or therein not misleading. To Borrower's knowledge, all information material to the transactions contemplated herein has been expressly disclosed in writing by Borrower to Agent.

         4.10 Investment Company Act. Borrower is not an investment company as defined in the Investment Company Act of 1940, as amended.

         4.11 Payment of Taxes. Borrower has filed all federal, state and other tax returns and reports required to be filed, and has paid all taxes as shown on said returns and reports and all assessments received by it to the extent that such taxes and assessments have become due (except to the extent that the same are being contested in good faith by appropriate proceedings diligently prosecuted and as to which adequate reserves have been set aside in conformity with GAAP).

         4.12 The Financial Statements. Except with respect to the initial Financial Statements of Borrower which were proformas only, the Financial Statements are true, correct, and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower as of the dates specified. No material adverse change has occurred in the financial condition of Borrower since the date of the Financial Statements.

         4.13 Suits, Actions. etc. There are no actions, suits, or proceedings pending or, to Borrower's knowledge, threatened in any court or before or by any individual, entity or Governmental Authority against or affecting Borrower which could have a material adverse effect on the ability of each of any such parties to perform their respective obligations under the Loan Documents or otherwise, or against or affecting the Property, or involving the validity, enforceability, or priority of any of the Loan Documents, at law or in equity. The consummation of the transactions contemplated hereby, and the performance of any of the terms and conditions hereof and of the other Loan Documents by Borrower, will not result in a breach of, or constitute a default in, any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement. partnership agreement, or other agreement to which Borrower or by which Borrower may be bound.

         4.14 Title to the Property. Borrower holds full legal and equitable title to the Property subject only to the Permitted Exceptions.

         4.15     ERISA Compliance.

                  (a) As of the date hereof and throughout the term of the Loan,
         (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 28



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                  (b) As of the date hereof and  throughout the term of the Loan
         (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

         4.16 Management Agreements. The Management Agreements are in full force and effect and there are no defaults by the Manager or Borrower thereunder.

         4.17 Reimbursement Contracts. There is no action pending or threatened to terminate (a) any Medicare or Medicaid Reimbursement Contract of any of the Properties or to fail to renew any Medicare or Medicaid Reimbursement Contract, or (b) any material Reimbursement Contract (other than Medicare and Medicaid) or to fail to renew any material Reimbursement Contract (other than Medicare and Medicaid).

         4.18 Insider. Neither Borrower nor any Person having "control" (as that term is defined in 12 U.S.C. ss. 375b(9) or in regulations promulgated pursuant thereto) of Borrower is a "director" or an "executive officer" or "principal shareholder" (as those terms are defined in 12 U.S.C. ss. 375b(8) or (9) or in regulations promulgated pursuant thereto) of any Bank Party, of a bank holding company of which any Bank Party is a Subsidiary or of any Subsidiary of a bank holding company of which any Bank Party is a Subsidiary.

         4.19 Federal Reserve Bank. Borrower represents and warrants that no portion of any Advance or loan made hereunder shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by any affiliate of Banc One Corporation during the underwriting period and for 30 days thereafter.


                                    ARTICLE 5

                      COVENANTS AND AGREEMENTS OF BORROWER
                      ------------------------------------

         Borrower hereby covenants and agrees as follows:

         5.1 Compliance with Governmental Requirements. Borrower shall timely comply in all material respects with all Governmental Requirements and, if requested by Agent, deliver to Agent evidence of such compliance.

         5.2 Correction of Defects. Borrower shall correct or cause to be corrected (a) any material defect in the Improvements, or (b) any encroachment by any part of the Improvements or any other structure located on the Property on any building line, easement, property line, or restricted area.



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         5.3 Underground Storage Tanks.  Borrower  represents and warrants:  (i)
Borrower has formally registered underground storage tanks ("UST's") located at Towne Centre and Canton Regency with all Governmental Authorities; (ii) the UST's are in full compliance with all Governmental Requirements; (iii) to the best of Borrower's knowledge, the UST's do not leak and are in first class condition; (iv) Borrower has conducted tightness tests on the UST's and has provided or shall upon request provide Agent with copies of all such test
results,   and  shall  comply  with  all  future   requirements,   requests  and
recommendations of Agent concerning the UST's; (v) Borrower conducted additional tightness tests of the UST's on or before December 31, 1998; and (vi) Borrower shall fully comply with all future obligations and otherwise maintain said UST's in a manner so as to comply with all future Governmental Requirements.

         5.4 Inspection of the Property. Borrower shall permit Agent, any Governmental Authority, and their agents and representatives, to enter upon the Property and any location for the purpose of inspection of the Property at all reasonable times.

         5.5 Notices by Governmental Authority, Fire and Casualty Losses, etc. Borrower shall timely comply with and promptly furnish to Agent true and complete copies of any official notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Agent of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property.

         5.6 Expenses. Whether or not the transactions contemplated under this Loan Agreement and the Loan Documents shall be consummated, Borrower shall pay all expenses in connection with such transactions, including, without limitation, the cost and expenses of preparation of this Loan Agreement and of any other document or instrument Agent considers necessary or appropriate with respect to the Loan, the cost and expenses incurred by or on behalf of any Bank Party in connection with the enforcement or performance of and compliance with any of the provisions of this Loan Agreement or any agreement or condition contained in any other document or instrument required by Agent, and any other costs and expenses related to the transactions contemplated under this Loan Agreement. Furthermore, Borrower agrees to reimburse Agent for all other expenses incurred by Agent associated with the due diligence examination of the Property, review of all materials and records presented to Agent, travel expenses incurred for inspection of the Property, attorney's fees incurred and other costs and expenses related to the Loan. Borrower shall not pay the attorneys' fees or other costs incurred by the Lenders in the negotiation and execution of this Agreement.

         5.7 Additional Acts. In addition to the acts recited herein and contemplated to be performed, executed and/or delivered by Borrower, Borrower hereby agrees, at any time, and from time to time, to perform, execute and/or deliver to Agent any and all such further acts, additional instruments, or further assurances as may be necessary or proper to (i) implement the intent of the parties under this Loan Agreement; (ii) correct any errors in this Loan Agreement or any other instrument relating thereto; (iii) assure Agent a valid and direct first lien and prior first perfected security interest under the Loan



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



Documents or any of them on the Property; (iv) create, perfect, preserve, maintain and protect the liens and security interests created or intended to be created by the Loan Documents; and (v) provide the rights and remedies to the Bank Parties granted or provided for by the Loan Documents.

         5.8 Inspection of Property. Books and Records. Borrower shall permit Agent, at all reasonable times: (i) to examine and inspect the Property; and
(ii) examine, inspect and copy the books and records of Borrower pertaining to the Loan and the Property, and all contracts, statements, invoices, bills, and claims related thereto. All such books and records shall be maintained and kept in accordance with generally accepted accounting principles, consistently applied.

         5.9 Defense of Actions. Agent may (but shall not be obligated to) commence, appear in, or defend any action or proceeding purporting to affect the Loan, the Property, or the respective rights and obligations of Agent, the Lenders and Borrower pursuant to this Loan Agreement. Agent may (but shall not be obligated to) pay all necessary expenses, including attorneys' fees and expenses incurred in connection with such proceedings or actions, which Borrower agrees to repay to Agent upon demand.

         5.10     Prohibition of Assignment or Debt on the Property.

                  (a) Except as otherwise expressly permitted herein or in the Mortgages, Borrower shall not assign or encumber any interest in the Property without the prior written consent of Majority Lenders. Borrower shall not (i) pledge any part of the Property, or (ii) dispose of any asset (personal property or real property) related to the Property belonging to Borrower without the prior written consent of Majority Lenders; provided, however, that with respect to the purchase of inventory, supplies and equipment necessary for the day-to-day operation of any one or more of the facilities comprising the Property, and the purchase of any equipment necessary for the repair and/or replacement of any equipment or improvement used or operated in connection with any one or more of the facilities comprising the Property, nothing herein shall prohibit such purchases, replacements or dispositions or require Majority Lenders' approval; further provided however, nothing herein is intended to revise or diminish Borrower's rights stated in Section 2.7 above in connection with the acquisition of other properties which meet the financial criteria set forth therein. Borrower shall make no loans whatsoever to anyone other than CSLC and Subsidiaries of CSLC without the prior written consent of Majority Lenders.

                  (b) Without the prior written consent of Majority Lenders, Borrower shall not enter into any merger or consolidation with, or sell, lease, transfer or dispose of all or substantially all of its assets to, any entity.

                  (c) Borrower shall carry on and conduct its business in substantially the same manner and substantially the same field of enterprise as it is presently conducted.



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 31

         5.11 Payment of Claims. Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the Improvements, and Borrower shall keep the Property free and clear of any liens, charges, or claims other than the lien of the Mortgages and other liens approved in writing by Majority Lenders. Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower, provided it does so in good faith and in diligent and continuous manner, may (a) contest the validity or amount of any claim of any contractor, consultant, or other person providing labor, materials, or services with respect to the Property, and (b) contest any tax or special assessments levied by any Governmental Requirements, and such contest on the part of Borrower shall not be a default hereunder and shall not release Lenders from their obligations to make Advances hereunder; provided, however, that during the pendency of any such contest, Borrower shall furnish to Agent and the Title Company an indemnity bond with a corporate surety satisfactory to Agent and the Title Company, a letter of credit issued by a financial institution approved by Agent and the Title Company, or other security acceptable to them, in an amount equal to twice the amount being contested plus a reasonable additional sum to cover possible costs, interest, and penalties, and provided further that Borrower shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon, before such judgment becomes a lien on the Property.

         5.12 Restrictions and Annexation. Borrower shall not impose any restrictive covenants or encumbrances upon the Property, execute or file any subdivision plat affecting the Property, take any action whatsoever to convert the Property or any part thereof to a condominium or cooperative, or consent to any action taken by any Governmental Authority without the prior written consent of Majority Lenders.

         5.13     Current Financial Statements.

                  (a) On or before the expiration of 45 days after each fiscal quarter during the term of the Loan, Borrower shall deliver to Agent Financial Statements of Borrower. On or before the expiration of 120 days after each fiscal year during the term of the Loan, Borrower shall deliver to Agent annual audited Financial Statements of Capital Senior Living Corporation (on a consolidated and consolidating basis).

                  (b) With respect  to the Property,  Borrower shall deliver  to
         Agent:

                           (1) Within 45 days after each fiscal quarter, monthly
                  and year-to-date Financial Statements of the operations of the Property, in the form of Exhibit F, certified by an officer of Borrower to be true and correct to the best of the officer's knowledge and belief.

                           (2) If and when  applicable,  within twenty (20) days
                  of receipt, copies of all licensure and certification survey reports and statements of deficiencies, and,



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 32
                  attached thereto, a copy of any plan of correction generated by the Borrower or Manager in connection with such survey or report; and shall correct, in requisite time, any deficiency the curing of which is a condition to continued licensure or ability to operate.

                           (3) If and when applicable,  within three (3) days of
                  receipt, any and all notices (regardless of form) from any and all licensing and/or certifying agencies that the Property is being downgraded to a substandard category, revoked, or suspended or that any such action is pending or being considered.

                           (4) If requested by Agent,  within  fifteen (15) days
                  of Agent's request, an aged accounts receivable report of the Property.

                           (5) Within twenty (20) days of filing or receipt, all
                  Medicaid cost reports and amendments thereto filed with respect to the Property, and all responses, audit reports or other inquiries with respect to such cost reports.

                           (6) Within ten (10) days of receipt, a copy of the Medicaid rate calculation worksheet (or the equivalent thereof) issued by the appropriate Medicaid agency for the Property.

                  (c) If Borrower routinely prepares more frequent Financial Statements (unaudited) for interim periods, Borrower shall furnish Agent copies of such interim statements (unaudited) when they are prepared. In addition Borrower will promptly prepare and deliver, or cause to be prepared and delivered, to Agent such other Financial Statements as Agent may from time to time reasonably request. All Financial Statements shall be prepared in accordance with GAAP, consistently applied. Furthermore, Borrower shall execute and deliver to Agent its Affidavit of Borrower in accordance with the terms set forth in Section 1.3.

         5.14 Tax Receipts. Borrower shall furnish Agent with receipts, or tax statements marked "Paid" to evidence the payment of all taxes levied on the Property on or before thirty (30) days prior to the date such taxes become delinquent.

         5.15 Financial Covenants. Borrower shall, at all times, comply with the following financial covenants, maintain such amounts and ratios as set forth herein, which shall in each instance be calculated on the basis of GAAP, consistently applied. Compliance with the financial covenant requirements shall be determined as of the dates of the financial statements to be provided to Agent, and Borrower shall deliver schedules reflecting the calculation of such amounts and the ratios concurrently with each set of financial statements.




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 33

                  (a) Current Ratio. Borrower shall maintain a minimum Current Ratio of 1.0 to 1.0 at all times. The Current Ratio shall be calculated based upon Current Assets divided by Current Liabilities equals Current
         Ratio:

                  As of the quarter ending ____________________:

                  $-------------/$-------------  =  ------------
                  Current Assets / Current Liabilities           Current Ratio

                  For purposes of this calculation pre-paid expenses will be classified as non-current assets.

                  (b) Tangible Net Worth. Borrower shall maintain a minimum of $45,000,000 as Tangible Net Worth (as defined below) through the end of each current fiscal year.





1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 34



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                  As of the year ending ________________________:

                  Total Assets                                $_____________

                  Less:             Total Liabilities         $_____________
                                    Intangibles               $_____________
                                    Goodwill                  $_____________

                  Equals: Tangible Net Worth                  $_____________

                  (c) Loan to Value Ratio. Throughout the term of the Loan, Borrower will maintain a Loan to Value Ratio not to exceed sixty-five percent (65%) as to the outstanding indebtedness payable to Lenders under the Loan.

                  (d) Leverage  Ratio.  CSLC shall  maintain a Leverage Ratio of
         0.65 to 1.0 or less at all times. The Leverage Ratio shall be computed as of the last day of the fiscal quarter being measured.

                  (e) Cash Flow Coverage. The Property (in the aggregate) shall maintain a minimum Cash Flow Coverage ratio of 1.3 to 1.0, calculated based on the prior three (3) months of operation. This ratio shall be calculated as (1) net income from the normal operations of the Property (without deduction for actual management fees paid or incurred), plus interest expense (to the extent deducted in calculating net income) and allowances for depreciation and amortization of the Property for said period, less (i) the greater of actual capital expenditures for that period or $150 per unit per year, and (ii) the greater of actual management fees during that period or a five percent (5%) management fee, divided by (2) an amount equivalent to the sum of (i) interest on the Loan during such period at a rate of interest equal to 2.50% per annum above the Treasury Note Rate and (ii) an amount equivalent to the monthly installment of principal payable under the Loan during such period assuming a 25-year amortization.

         5.16     Fees.

                  (a) On each anniversary date of the Fifth Agreement (which date is September 1 of each year), Borrower shall pay Agent for the account of each Lender based on its Percentage Share a fee equal to one eighth of one percent (0.125%) of the then unused portion (i.e., not outstanding) of the stated principal amount of the Loan if the then outstanding principal balance of the Loan is equal to or greater than $10,200,000, and one-quarter of one percent (0.25%) of the then unused portion of the stated principal amount of the Loan if the then outstanding principal balance of the Loan is less than $10,200,000.




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 35



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                  (b) In  consideration of Lenders' review and processing of any amendment, waiver or other modification of any Loan Document, Borrower will pay to Agent for the account of Lenders a modification fee in the
         aggregate  amount  of  $1,000  for  each  such  amendment,   waiver  or
         modification, due and payable on the effective date thereof.

         5.17 Affiliated Transactions. Borrower agrees that all transactions with third party entities will be fully negotiated and shall be on an "arms-length" bona fide type basis. Although Borrower is not prohibited from entering into service agreements or other contracts with affiliated entities, any such agreements shall be on competitive terms, and shall otherwise be fair and equitable. Any agreement with a third party affiliated entity shall be subject to review and approval by Majority Lenders and shall be subject to termination if same does not meet with Majority Lenders' reasonable approval; provided however, Lenders acknowledge their consent and approval of the fees and expenses payable under the Management Agreements and development agreements associated with the Properties.

         5.18 Operation of Business. Borrower shall conduct, or cause the Manager to conduct, the operation of the Property at all times in a manner consistent with the following:

                  (a) to maintain the standard of care for the residents of the Property at all times at a level necessary to ensure quality care for the residents of the Property in accordance with customary and prudent industry standards;

                  (b) to operate the Property in a prudent manner and in compliance with applicable laws and regulations relating thereto and cause all Permits, Reimbursement Contracts, and any other agreements necessary for the use and operation of the Property or as may be necessary for applicable reimbursement programs to remain in effect without reduction in the number of licensed units or units authorized for use in applicable reimbursement programs;

                  (c) to maintain sufficient inventory and equipment types and quantities at the Property to enable Borrower adequately to perform operations of the Property;

                  (d) to keep all improvements and equipment located on or used or useful in connection with the Property in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions, and improvements thereto to keep the same in good operating condition; and

                  (e) to maintain sufficient cash in the operating accounts of the Property in order to satisfy the working capital needs of the Property .

         5.19 Management Agreements. Borrower shall maintain the Management Agreements in full force and effect and timely perform all of Borrower's obligations thereunder and enforce performance of all obligations of the Manager



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 36 thereunder and not permit the termination, amendment or assignment of the Management Agreements unless the prior written consent of Majority Lenders is first obtained, which consent may be in the sole and absolute discretion of Majority Lenders. Borrower will not enter into any other management agreement regarding the Property without Majority Lenders' prior written consent, which may be in the sole and absolute discretion of Agent.

         5.20 Notice of Fees or Penalties. Borrower shall immediately notify Agent, upon Borrower's knowledge thereof, of the assessment by any state or any Medicare, Medicaid, health or licensing agency of any fine or penalties against Borrower, Manager or the Property.

         5.21 Assignment of Licenses and Permits. Borrower shall not assign or transfer any of its interest in any Permits or Reimbursement Contracts (including rights to payment thereunder) pertaining to the Property, or assign, transfer, or remove or permit any other person to assign, transfer, or remove any records pertaining to the Property including, without limitation, resident records, medical and clinical records (except for removal of such resident records as directed by the residents owning such records), without Majority Lenders' prior written consent, which consent may be granted or refused in Majority Lenders' sole discretion.

         5.22 Periodic Surveys. Borrower shall furnish to Agent, or cause the Manager to furnish to Agent, within twenty (20) days of receipt, a copy of any Medicare, Medicaid, or other licensing agency survey or report and any statement of deficiencies and/or any other report required in Section 5.13 indicating that any action is pending or being considered to downgrade the Property (or any portion thereof) to a substandard category, and within the time period required by the particular agency for furnishing a plan of correction also furnish or cause to be furnished to Agent a copy of the plan of correction generated from such survey or report to the Property, and correct or cause to be corrected any deficiency, the curing of which is a condition of continued licensure or for full participation in Medicaid/Medicare or other reimbursement programs pursuant to any Reimbursement Contract for existing patients or for new patients to be admitted with Medicaid or Medicare coverage, by the date required for cure by such agency (plus extensions granted by such agency).

         5.23 Further Assurances. Borrower will, on request of Agent, (i) promptly correct any defect or error which may be discovered in the contents of any Loan Document now or hereafter executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of the Loan Documents and to subject to the liens and security interests thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 37 the Agent to protect the liens or the security interests under the Loan Documents against the rights or interests of third persons.

         5.24 Ownership and Liens. Borrower will maintain good and marketable title to all of the Property free and clear of all liens, security interests, encumbrances or adverse claims, except for the liens and security interests created by the Loan Documents and the Permitted Encumbrances. Borrower will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Property. Borrower will cause any lien, financing statement or other security instrument with respect to the Property to be terminated, except as may exist or as may have been filed in favor of Agent. Borrower will defend at its expense Agent's right, title and security interest in and to the Property against the claims of any third party.

         5.25 Transfer or Encumbrance. Borrower will not (i) sell, assign by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Property, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Property to any party other than Agent, or (iii) deliver actual or constructive possession of any of the Property to any party other than Agent, except for (A) sales and leases of inventory in the ordinary course of business, and (B) the sale or the disposal of any item of equipment which is worn out or obsolete and which has been replaced by an item of equal suitability and value, owned by Borrower and made subject to the liens and security interests under the Loan Documents, but which is otherwise free and clear of any lien, security interest, encumbrance or adverse claim; provided, however, the exceptions permitted in clauses (A) and (B) above shall automatically terminate upon the occurrence of an Event of Default.

         5.26 Bank Accounts; Offset. To secure the repayment of the Obligations, Borrower hereby grants to each Bank Party a security interest, a lien, and a right of offset, each of which shall be in addition to all other interests, liens, and rights of any Bank Party at common law, under the Loan Documents, or otherwise, and each of which shall be upon and against any and all moneys, securities or other property (and the proceeds therefrom) of Borrower now or hereafter held or received by or in transit to any Bank Party from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, any and all deposits (general or special, time or demand, provisional or final) of Borrower with any Bank Party, and any other credits and claims of Borrower at any time existing against any Bank Party, including claims under certificates of deposit. At any time and from time to time after the occurrence of any Event of Default, each Bank Party is hereby authorized to foreclose upon, or to offset against the Obligations then due and payable (in either case without notice to Borrower), any and all items hereinabove referred to. The remedies of foreclosure and offset are separate and cumulative, and either may be exercised independently of the other without regard to procedures or restrictions applicable to the other.





1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 38

                                    ARTICLE 6

                       RIGHTS AND REMEDIES OF BANK PARTIES
                       -----------------------------------

         6.1 Acceleration. Upon and during the continuance of any Event of Default, Agent at any time and from time to time may (and upon written instructions from New Lenders, Agent shall), without notice to Borrower, do either or both of the following: (1) terminate any obligation of Lenders to make Advances hereunder, and (2) declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower.

         6.2 Remedies. If any Event of Default shall occur and be continuing, each Bank Party may protect and enforce its rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and each Bank Party may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have. Notwithstanding the foregoing, no Lender may exercise any rights or remedies granted to Agent, except that a Lender may accelerate any Note payable to such Lender. All rights, remedies and powers conferred upon Bank Parties under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at Law or in equity.


                                    ARTICLE 7

                                 INDEMNIFICATION
                                 ---------------

         Borrower agrees to and does hereby indemnify the Bank Parties (for purposes of this Article 7 the term "Bank Parties" shall include the directors, officers, employees and agents of each Bank Party and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with the Bank Parties) and hold the Bank Parties harmless as follows:

                  (a) against any and all claims, demands, causes of action, judgments, penalties, loss, damage, liabilities, costs and expenses (including, without limitation, attorneys' fees and court costs) asserted against or incurred by any of the Bank Parties by reason of, arising out of, or in connection with, any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever;

                  (b) against any and all claims, demands, causes of action, judgments, penalties, loss, damage, liabilities, costs and expenses (including, without limitation, attorneys' fees and court costs) asserted against or incurred by any of the Bank Parties by reason of, arising out of, or in connection with, any violation or breach by



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 39

         Borrower of any of the terms and provisions of the Loan Documents or any of them; and

                  (c) against any and all claims, demands, causes of action, judgments, penalties, loss, damage, liabilities, costs and expenses (including, without limitation, attorneys' fees and court costs) asserted against or incurred by any of the Bank Parties by reason of, arising out of, or in connection with, the Loan, any of the Loan Documents, or the Property.

WITHOUT LIMITATION, IT IS THE INTENTION OF BORROWER AND BORROWER AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE
ATTORNEY'S FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR ANY
STRICT LIABILITY. However, such indemnities shall not apply to any indemnified party to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such indemnified party.


                                    ARTICLE 8

                                PARTIAL RELEASES
                                ----------------

         Borrower may, at any time and from time to time, obtain a release from the lien and security interest created by a Mortgage and the Security Agreement of that portion of the Property related to such Mortgage (the "Related Property") as Borrower may designate, upon satisfaction of the following terms and conditions:

                  (a) After giving effect to the release from the lien of a Mortgage of the Related Property, the remaining Property (in the aggregate) shall have (a) a Cash Flow Coverage of 1.3 to 1.0, and (b) a Loan to Value Ratio of 65% or less. If any Lender, in its sole discretion, requires new Appraisals in order to make such calculation, Agent will order and Borrower will reimburse Agent the costs of such Appraisals, which Appraisals must be in form and substance reasonably satisfactory to Majority Lenders.

                  (b) At least seven (7) days prior to the date of such release, Borrower shall deliver to the Agent at the Borrower's expense the form of the release to be executed by the Agent (which form of release must be satisfactory to the Agent in form and substance).




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 40

                  (c) At the time of such release, there shall exist no Event of Default, and no event shall have occurred which with the passage of time or the giving of notice or both would constitute such an Event of Default.


                                    ARTICLE 9

                                      AGENT
                                      -----

         9.1 Appointment and Authority. Each Lender which becomes a party to this Loan Agreement hereby irrevocably authorizes Agent, and Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Loan Documents as are specifically delegated to Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of Agent to the other Bank Parties is only that of one commercial lender acting as administrative agent for others, and nothing in the Loan Documents shall be construed to constitute Agent a trustee or other fiduciary for any holder of any of the Notes or of any participation therein nor to impose on Agent duties and obligations other than those expressly provided for in the Loan Documents. With respect to any matters not expressly provided for in the Loan Documents and any matters which the Loan Documents place within the discretion of Agent, Agent shall not be required to exercise any discretion or take any action, and it may request instructions from Lenders with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lenders in so acting or refraining from acting) upon the instructions of Majority Lenders (including itself), provided, however, that Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Loan Documents or to applicable Law. Upon receipt by Agent from Borrower of any communication calling for action on the part of Lenders or upon notice from any other Bank Party to Agent of any Event of Default, Agent shall promptly notify each other Bank Party thereof.

         9.2      Exculpation, Agent's Reliance, Etc.

                  (a) Neither Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Loan Documents, including their negligence of any kind, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Agent (i) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof in accordance with this Loan Agreement, signed by such payee and in form satisfactory to Agent; (ii) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any other Bank Party and shall not be responsible to any other Bank



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 41

         Party for any statements, warranties or representations made in or in connection with the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of Borrower or to inspect the property (including the books and records) of Borrower; (v) shall not be responsible to any other Bank Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any instrument or document furnished in connection therewith; (vi) may rely upon the representations and warranties of Borrower and the Lenders in exercising its powers hereunder; and (vii) shall incur no liability under or in respect of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (including any telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

                  (b) Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that any Collateral exists or is owned by Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or in any of the other Loan Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority.

         9.3 Credit Decisions. Each Bank Party acknowledges that it has, independently and without reliance upon any other Bank Party, made its own analysis of Borrower and the transactions contemplated hereby and its own independent decision to enter into this Loan Agreement and the other Loan Documents. Each Bank Party also acknowledges that it will, independently and without reliance upon any other Bank Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

         9.4 Indemnification. Each Lender agrees to indemnify Agent (to the extent not reimbursed by Borrower within ten (10) days after demand) from and against such Lender's Percentage Share of any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein [including any violation or noncompliance with any Environmental Laws (as such term is defined in the Environmental Indemnity Agreements) by any Person or any liabilities or duties of any Person with respect to Hazardous Substances (as such term is defined in the Environmental Indemnity Agreements) found in or released into the environment].




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 42

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY AGENT,

provided only that no Lender shall be obligated under this section to indemnify Agent for that portion, if any, of any liabilities and costs which is proximately caused by Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each Lender agrees to reimburse Agent promptly upon demand for such Lender's Percentage Share of any costs and expenses to be paid to Agent by Borrower under
Section 5.6 or Article 7 to the extent that Agent is not timely reimbursed for such expenses by Borrower as provided in such section. If Agent is subsequently reimbursed by Borrower, Agent shall reimburse each Lender its Percentage Share of such reimbursed amount. As used in the section the term "Agent" shall refer not only to the Person designated as such in Section 1.2 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

         9.5 Rights as Lender. In its capacity as a Lender, Agent shall have the same rights and obligations as any Lender and may exercise such rights as though it were not Agent. Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with Borrower or its Affiliates, all as if it were not Agent hereunder and without any duty to account therefor to any other Lender.

         9.6 Sharing of Set-Offs and Other Payments. Each Bank Party agrees that if it shall, whether through the exercise of rights under Loan Documents or rights of banker's lien, set-off, or counterclaim against Borrower or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by Agent under Section 3.1, causes such Bank Party to have received more than it would have received had such payment been received by Agent and distributed pursuant to Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Bank Parties to share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that Agent and all Lenders share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Bank Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 43 pursuant to Tribunal order to be paid on account of the possession of such funds prior to such recovery.

         9.7 Investments. Whenever Agent in good faith determines that it is uncertain about how to distribute to Lenders any funds which it has received, or whenever Agent in good faith determines that there is any dispute among Lenders about how such funds should be distributed, Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Agent is otherwise required to invest funds pending distribution to Lenders, Agent shall invest such funds pending distribution; all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by Agent for distribution to Lenders (other than to the Person who is Agent in its separate capacity as a Lender) shall be held by Agent pending such distribution solely as Agent for such Lenders, and Agent shall have no equitable title to any portion thereof.

         9.8 Benefit of Article 9. The provisions of this Article (other than the following Section 9.9) are intended solely for the benefit of Bank Parties, and no other Person, including Borrower, shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Bank Party. Bank Parties may waive or amend such provisions as they desire without any notice to or consent of Borrower or any other Person.

         9.9 Resignation. Agent may resign at any time by giving sixty (60) days prior written notice thereof to Lenders and Borrower. Each such notice shall set forth the date of such resignation. Upon any such resignation Lenders shall have the right to appoint a successor Agent. A successor must be appointed for any resigning Agent, and such Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the resigning Agent's resignation, no successor Agent has been appointed and has accepted such appointment, then the resigning Agent, subject to Borrower's approval, which approval shall not unreasonably be withheld, may appoint a successor Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, the resigning Agent shall be discharged from its duties and obligations under this Loan Agreement and the other Loan Documents and the successor Agent shall assume the duties and obligations of Agent under this Agreement and the other Loan Documents. After any resigning Agent's resignation hereunder the provisions of this Article 9 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

         9.10     Exercise of Remedies.

                  (a) Should Agent commence any proceeding or in any way seek to enforce its rights or remedies under the Loan Documents, irrespective of whether as a result thereof Agent shall acquire title to any Collateral or part thereof, either through foreclosure, deed in lieu of



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



         foreclosure, or otherwise, each Lender, upon demand therefor from time to time, shall contribute its share (based on its Percentage Share) of the reasonable costs and/or expenses of any such enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraisers' fees and fees and expenses of attorneys to the extent not otherwise reimbursed by Borrower. Without limiting the generality of the foregoing, each Lender shall contribute its share (based on its Percentage Share) of all reasonable costs and expenses incurred by Agent (including reasonable attorneys' fees and expenses) if Agent employs counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to any Collateral or any part thereof, or any of the Loan Documents, or the attempt to enforce any security interest or Lien on any of the Collateral, or to enforce any rights of Agent or any of Borrower's or any other party's obligations under any of the Loan Documents, but not with respect to any dispute between Agent and any other Lender(s). Any loss of principal and interest resulting from any Event of Default shall be shared by Lenders in accordance with their respective Percentage Shares.

                  (b) In the event that all or any portion of the Collateral is acquired by Agent as the result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of Borrower's obligations, title to any such Collateral or any portion thereof shall be held in the name of Agent or a nominee or subsidiary of Agent, as agent, for the ratable benefit of Agent and Lenders. Agent shall prepare a recommended course of action for such Collateral (the "Post-Foreclosure Plan"), which shall be subject to the approval of the Majority Lenders. In the event that Majority Lenders do not approve such Post-Foreclosure Plan, any Lender shall be permitted to submit an alternative Post-Foreclosure
         Plan to Agent and Agent shall submit any and all such additional PostForeclosure Plans to the Lenders for evaluation and the approval of Majority Lenders. Agent shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired and administer all transactions relating thereto, including, without limitation, employing a management agent, leasing agent and other agents, contractors and employees, including agents for the sale of such Collateral, and the collecting of rents and other sums from such Collateral and paying the expenses of such Collateral. Upon demand therefor from time to time, each Lender will contribute its share (based on its Percentage Share) of all reasonable costs and expenses incurred by Agent pursuant to the PostForeclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of such Collateral. In addition, Agent shall render or cause to be rendered by the managing agent, to each of the Lenders, monthly, an income and expense statement for such Collateral, and each of the Lenders shall promptly contribute its Percentage Share of any operating loss for such Collateral, and such other expenses and operating reserves as Agent shall deem reasonably necessary pursuant to and in accordance with the PostForeclosure Plan. To the extent there is net operating income from such Collateral, Agent shall, in accordance with the Post-Foreclosure Plan, determine the amount and timing of distributions to Lenders. All such distributions shall be made to Lenders in accordance with their respective Percentage Shares. Lenders



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



          acknowledge that title to any Collateral will not be held as a permanent investment but will be liquidated as soon as practicable, Agent shall undertake to sell such Collateral or portion thereof, at such price and upon such terms and conditions as the Majority Lenders shall determine to be most advantageous. Any purchase money mortgage or deed of trust taken in connection with the disposition of such Collateral or portion thereof in accordance with the immediately preceding sentence shall name Agent, as agent for Lenders, as the beneficiary or mortgagee. In such case, Agent and Lenders shall enter into an agreement with respect to such purchase money mortgage defining the rights of Lenders in the same Percentage Shares as provided hereunder, which agreement shall be in all material respects similar to this Loan Agreement insofar as this Loan Agreement is appropriate or applicable.


                                   ARTICLE 10

                          GENERAL TERMS AND CONDITIONS
                          ----------------------------

         10.1     Waivers and Amendments; Acknowledgments.
                  ----------------------------------------

                  (a) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Bank Party in exercising any right, power or remedy which such Bank Party may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Bank Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on Borrower shall in any case of itself entitle Borrower to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Loan
         Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (i) if such party is Borrower, by Borrower, (ii) if such party is Agent, by Agent, and (iii) if such party is a Lender, by such Lender or by Agent on behalf of such Lender with the written consent of Majority Lenders (which consent has already been given as to the termination of the Loan Documents as provided in
         Section 10.14). Anything to the contrary herein notwithstanding, Agent shall not, without the prior consent of each individual Lender, execute and deliver on behalf of such Lender any waiver or amendment which would: (1) increase the commitment of such Lender or subject such Lender to any additional obligations, (2) reduce any fees payable to



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



          such Lender hereunder, or the principal of, or interest on, such Lender's Notes, (3) postpone any date fixed for any payment of any such fees, principal or interest, or release Borrower from its obligation to pay such Lender's Notes, or (4) release any Collateral except pursuant to the provisions of Article 8.

                  (b) Acknowledgments and Admissions. Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by Agent or any Lender, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iii) there are no representations, warranties, covenants, undertakings or agreements by any Bank Party as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Bank Party has any fiduciary obligation toward Borrower with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the Loan Documents between Borrower, on one hand, and each Bank Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Loan Documents between Borrower and any Bank Party,
         (vii) Agent is not Borrower's Agent, but Agent for Lenders, (viii) should an Event of Default occur or exist, each Bank Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take or cause to be exercised or taken by Agent on the request of Majority Lenders at that time, (ix) without limiting any of the foregoing, Borrower is not relying upon any representation or covenant by any Bank Party, or any representative thereof, and no such representation or covenant has been made, that any Bank Party will, at the time of an Event of Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Loan Documents with respect to any such Event of Default or any other provision of the Loan Documents, and (x) all Bank Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

                  (c) Representation by Lenders. Each Lender hereby represents that it will acquire its Note for its own account in the ordinary course of its lending business; however, the disposition of such Lender's property shall at all times be and remain within its control and, in particular and without limitation, such Lender may sell or otherwise transfer its Note, any participation interest or other interest in its Note, or any of its other rights and obligations under the Loan Documents, subject to the provisions of Section 10.13.

                  (d) Joint Acknowledgment. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


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

                  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
         PARTIES.

         10.2 Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that Agent may give telephonic notices to the other Bank Parties), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy or telex, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Borrower at the address of Borrower specified on the signature pages hereto and to each Bank Party at its address specified on the signature pages hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given
(a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of telecopy or telex, upon receipt, or (c) in the case of registered or certified United States mail, five (5) days after deposit in the mail; provided, however, that no Request for Advance or Continuation/Conversion Notice shall become effective until actually received by Agent.

         10.3 Severability. In case any of the provisions of this Loan Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Loan Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         10.4  Form  and  Substance.  All  documents,  certificates,   insurance
policies, and other items required under this Loan Agreement to be executed and/or delivered to Agent shall be in form and substance satisfactory to Agent.

         10.5 Limitation on Interest. Bank Parties, Borrower and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither Borrower nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this section shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Bank Parties expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and



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



as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) any Bank Party or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Bank Party's or holder's option, promptly returned to Borrower or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable law, Bank Parties and Borrower (and any other payors thereof) shall to the greatest extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and
(iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire stated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law. As used in this section the term "applicable Law" means the Laws of the State of Texas or the Laws of the United States of America, whichever Laws allow the greater interest, as such Laws now exist or may be changed or amended or come into effect in the future.

         10.6 No Third Party Beneficiary. This Loan Agreement is for the sole benefit of Bank Parties, their successors and assigns, and Borrower, and is not for the benefit of any third party.

         10.7 Number and Gender. Whenever used herein the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Loan Agreement shall be joint and several obligations of Borrower, and of each Borrower, if more than one.

         10.8 APPLICABLE LAW. THIS LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE. THIS LOAN AGREEMENT IS FULLY PERFORMABLE IN DALLAS COUNTY, TEXAS.

         10.9 Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Borrower and Bank Parties with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between Borrower and Bank Parties with respect to the matters addressed in the Loan Documents. Borrower hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Bank Parties to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 49

         10.10 Bank Parties Not a Joint Venturer. Notwithstanding anything to the contrary herein contained, Bank Parties, by entering into this Loan Agreement or by any action taken pursuant hereto, will not be deemed a partner or joint venturer with Borrower, and Borrower will indemnify and hold Bank Parties harmless from any and all damages resulting from such a construction of the parties and their relationship.

         10.11 Renewal and Modification. This Loan Agreement is being executed in renewal and modification of the First Agreement, Second Agreement, Third Agreement, Fourth Agreement and Fifth Agreement. To the extent the terms and provisions of this Loan Agreement conflict with or otherwise contradict the terms and provisions of the First Agreement, Second Agreement, Third Agreement, Assumption and Modification, Fourth Agreement or Fifth Agreement, Borrower and the Bank Parties hereby agree that this Loan Agreement shall be controlling.

         10.12 WAIVER OF JURY TRIAL. THE UNDERSIGNED HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN THE UNDERSIGNED. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDERS TO PROVIDE THE FINANCING DESCRIBED HEREIN.

         10.13    Joint and Several Liability; Parties in Interest; Assignments.

                  (a) All Obligations which are incurred by two or more Persons shall be their joint and several obligations and liabilities. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of Majority Lenders. Neither Borrower nor any Affiliates of Borrower shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If Borrower or any Affiliate of Borrower at any time purchases some but less than all of the Obligations owed to all Bank Parties, such purchaser shall not be entitled to any rights of any Bank Party under the Loan Documents unless and until Borrower or its Affiliates have purchased all of the Obligations.

                  (b) No Lender shall sell any participation interest in its commitment hereunder or any of its rights under the Loan or under the Loan Documents to any Person other than an Eligible Transferee, and then only if the agreement between such Lender and such participant



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 50 at all times provides: (i) that such participation exists only as a result of the agreement between such participant and such Lender and that such transfer does not give such participant any right to vote as a Lender or any other direct claims or rights against any Person other than such Lender, (ii) that such participant is not entitled to payment from Borrower under Sections 3.2 through 3.6 of amounts in excess of those payable to such Lender under such sections (determined without regard to the sale of such participation), and (iii) unless such participant is an Affiliate of such Lender, that such participant shall not be entitled to require such Lender to take any action under any Loan Document or to obtain the consent of such participant prior to taking any action under any Loan Document, except for actions which would require the consent of all Lenders under the last sentence of subsection (a) of Section 10.1. No Lender selling such a participation shall, as between the other parties hereto and such Lender, be relieved of any of its obligations hereunder as a result of the sale of such participation. Each Lender which sells any such participation to any Person (other than an Affiliate of such Lender) shall give prompt notice thereof to Agent and Borrower.

                  (c) Except for sales of participations under the immediately preceding subsection (b), no Lender shall make any assignment or transfer of any kind of its commitments or any of its rights under the Notes or under the Loan Documents, except for assignments to an Eligible Transferee, and then only if such assignment is made in accordance with the following requirements:

                           (i) Each such assignment shall apply to all Obligations owing to the assignor Lender hereunder and to the unused portion of the assignor Lender's commitments, so that after such assignment is made the assignor Lender shall have a fixed (and not a varying) Percentage Share in its Note and be committed to make that Percentage Share of all future Advances, the assignee shall have a fixed Percentage Share in such Note and be committed to make that Percentage Share of all future Advances.

                           (ii)  The  parties  to  each  such  assignment  shall
                  execute and deliver to Agent, for its acceptance and recording in the "Register" (as defined below in this section ), an Assignment and Acceptance in the form of Exhibit H attached hereto, appropriately completed, together with the Note subject to such assignment and a processing fee payable to Agent of $2,500. Upon such execution, delivery, and payment and upon the satisfaction of the conditions set out in such Assignment and Acceptance, then (i) Borrower shall issue new Notes to such assignor and assignee upon return of the old Note to Borrower, and (ii) as of the "Effective Date" specified in such Assignment and Acceptance the assignee thereunder shall be a party hereto and a Lender hereunder and Agent shall thereupon deliver to Borrower and each Lender a schedule showing the revised Percentage Shares of such assignor Lender and such assignee Lender and the Percentage Shares of all other Lenders.




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 51

                           (iii) Each assignee Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) for Federal income tax purposes, shall (to the extent it has not already done so) provide Agent and Borrower with the Prescribed Forms.

                           (iv) Each such  assignment  shall be for a minimum of
                  $2,000,000.

                  (d) Nothing contained in this section shall prevent or prohibit any Lender from assigning or pledging all or any portion of its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank; provided that no such assignment or pledge shall relieve such Lender from its obligations hereunder.

                  (e) By executing and delivering an Assignment and Acceptance, each assignee Lender thereunder will be confirming to and agreeing with Borrower, Agent and each other Lender hereunder that such assignee understands and agrees to the terms hereof, including Article 9 hereof.

                  (f) Agent shall maintain a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of Lenders and the Percentage Shares of, and principal amount of the Advances owing to, each Lender from time to time (in this section called the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower and each Bank Party may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes. The Register shall be available for inspection by Borrower or any Bank Party at any reasonable time and from time to time upon reasonable prior notice.

         10.14 Termination; Limited Survival. In its sole and absolute discretion Borrower may at any time that no Obligations are owing elect in a written notice delivered to Agent to terminate this Loan Agreement. Upon receipt by Agent of such a notice, if no Obligations are then owing this Loan Agreement and all other Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by Borrower in any Loan Document, any Obligations under Sections 3.2 through 3.6, and any obligations which any Person may have to indemnify or compensate any Bank Party shall survive any termination of this Loan Agreement or any other Loan Document. At the request and expense of Borrower, Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents. Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

         10.15 Arbitration. Borrower and the Bank Parties agree that upon the written demand of any party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that



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



rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, any other Loan Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association. Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Dallas, Texas, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any property encumbered by a mortgage or any other collateral for the Loan shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of any party during any dispute, claim or controversy to seek, use, and employ ancillary or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or taking possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, pursuing foreclosure proceedings under a Mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code or when applicable, a judgment by confession of judgment. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any property encumbered by a Mortgage or any other collateral for the Loan, including any claim to rescind, reform, or otherwise modify any agreement relating to such property or collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this arbitration provision shall preclude either party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

         10.16 Extension of Loan. At any time during the term of the Loan, Borrower may request an extension of the maturity date of the Loan, which maturity date is April 8, 2002. Lenders, in their sole discretion, may reject such request or may approve such request upon such terms and conditions as they deem advisable; provided, however, all Lenders must approve an extension. A request for extension shall be in writing and submitted in the form attached as Exhibit G.






1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 53

                                   ARTICLE 11

                                    YEAR 2000
                                    ---------

         11.1 Representations and Warranties. Borrower represents and warrants as follows to the Bank Parties that: (i) as of the date of any request for an Advance, (ii) as of the date of any renewal, extension or modification of this Agreement, and (iii) at all times that this Agreement or the Lender's commitment to make Advances under this Agreement is outstanding.

                  (a) All material devices, systems, machinery, information technology, computer software and hardware, and other date sensitive technology (jointly and severally, the "Systems") necessary for Borrower to carry on its business as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any of Borrower's business operations. For purposes of these provisions, "Year 2000 Compliant" means that such Systems are designed to be used prior to, during and after the Gregorian calendar year 2000 A.D. and will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

                  (b) Borrower has: (1) undertaken a detailed inventory, review, and assessment of all areas within its business and operations that could be adversely affected by the failure of Borrower to be Year 2000 Compliant on a timely basis; (2) developed a detailed plan and time line for becoming Year 2000 Compliant on a timely basis; and (3) to date, implemented that plan in accordance with that timetable in all material respects.

                  (c) Borrower has made or will timely make written inquiry of each of its key suppliers, vendors, and customers, and has obtained or will timely obtain in writing confirmations from all such persons, as to whether such persons have initiated programs to become Year 2000 Compliant and on the basis of such confirmations, Borrower reasonably believes that all such persons will be or become so compliant. For purposes hereof, "key suppliers, vendors, and customers" refers to those suppliers, vendors, and customers of Borrower whose business failure would, with reasonable probability, result in a material adverse change in the business, properties, condition (financial or otherwise), or prospects of Borrower.

                  (d) The fair market value of all real and personal property, if any, pledged to the Agent as Collateral to secure the Obligations is not and shall not be less than currently anticipated or subject to substantial deterioration in value because of the failure of such Collateral to be Year 2000 Compliant.

         11.2 Affirmative Covenants. Borrower covenants and agrees with the Bank Parties that, while this Agreement is in effect, Borrower will:




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 54

                  (a) Furnish such additional information, statements and other reports with respect to Borrower's activities, course of action, and progress towards becoming Year 2000 Compliant as Agent may request from time to time.

                  (b) In the event of any change in circumstances that causes or will likely cause any of Borrower's representations and warranties with respect to its being or becoming Year 2000 Compliant to no longer be true (hereinafter, referred to as a "Change in Circumstances") then Borrower shall promptly, and in any event within ten (10) days of receipt of information regarding a Change in Circumstances, provide Agent with written notice (the "Notice") that describes in reasonable detail the Change in Circumstances and how such Change in Circumstances caused or will likely cause Borrower's representations and warranties with respect to being or becoming Year 2000 Compliant to no longer be true. Borrower shall, within ten (10) days of a request, also provide Agent with any additional information Agent requests of Borrower in connection with the Notice and/or a Change in Circumstances.

                  (c) Promptly upon its becoming available, furnish to Agent one copy of each financial statement, report, notice, or proxy statement sent by Borrower to stockholders generally and of each regular or periodic report, registration statement or prospectus filed by Borrower with any securities exchange or the Securities and Exchange Commission or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which Borrower is a party. For purposes of these provisions, "Governmental Authority" shall mean any court or governmental entity (or any political subdivision or jurisdiction thereof) having or asserting jurisdiction over Borrower or any of its business, operations or properties.

                  (d) Give any representative of Agent reasonable access during all business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrower and relating to its affairs, and to inspect any of the properties and Systems of Borrower, and to project test the Systems to determine if they are Year 2000 Compliant in an integrated environment, all at the sole cost and expense of Agent.


                                   (Remainder of Page Left Intentionally Blank)



1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 55

         EXECUTED and DELIVERED as of the date first recited.

                                AGENT and LENDER:
                                ----------------

                                BANK ONE, TEXAS, N.A., a national banking association


                                By:    /s/ Craig F. Hartberg
                                       -----------------------------------------
                                       Name:  Craig F. Hartberg
                                       Title:  Senior Vice President

                                Address:

                                1717 Main Street
                                Dallas, Texas 75201
                                Attention: Health Care Lending

                                Telephone:       (214) 290-2749
                                Telecopy:        (214) 290-2492


                                BORROWER:

                                CAPITAL SENIOR LIVING PROPERTIES, INC.,
                                a Texas corporation


                                By:    /s/ David R. Brickman
                                       -----------------------------------------
                                       Name:     David R. Brickman
                                       Title:    Vice President

                                Address:

                                14160 Dallas Parkway
                                Suite 300
                                Dallas, Texas 75240
                                Attention: James A. Stroud






1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 56
                                with a copy to:

                                Capital Senior Living Properties, Inc.
                                14160 Dallas Parkway
                                Suite 300
                                Dallas, Texas 75240
                                Attention: Jeffrey L. Beck

                                Telephone:       (972) 770-5600
                                Telecopy:        (972) 770-5666



                                LENDER:

                                GUARANTY FEDERAL BANK, F.S.B.


                                By:       /s/ Deborah M.Laycock
                                          --------------------------------------
                                          Name:   Deborah M. Laycock
                                          Title:     Vice President

                                Address:

                                8333 Douglas
                                Dallas, Texas 75225
                                Attn: Senior Housing Lending Division
                                Telephone: (214) 360-2610
                                Telecopy: (214) 360-8910





1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 57

                                LENDER:

                                COMERICA BANK - TEXAS


                                By:  /s/ Karl F. Propst
                                     -------------------------------------------
                                     Name:  Karl F. Propst
                                     Title:  Vice President

                                Address:

                                P.O. Box 650282
                                Dallas, Texas 75265
                                Attn: Karl F. Propst
                                Telephone: (214) 969-6536
                                Telecopy: (214) 969-6534

                                With a copy to:

                                P.O. Box 650282
                                Dallas, Texas 75265
                                Attn: Anita D. Vogel
                                Telephone: (214) 969-6535
                                Telecopy: (214) 969-6534






THE STATE OF TEXAS  )

COUNTY OF DALLAS    )

         This instrument was acknowledged before me on April ___, 1999, by Craig
F. Hartberg, Senior Vice President of BANK ONE, TEXAS, N.A., a national banking association, on behalf of said association.


                                          --------------------------------------
                                          Notary Public, State of Texas

                                          --------------------------------------
                                                 (printed name)
My Commission Expires:

---------------------




1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 58

THE STATE OF TEXAS  )

COUNTY OF DALLAS    )

         This instrument was acknowledged before me on April ___, 1999, by David
R. Brickman, Vice President of CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation, on behalf of said corporation.


                                          --------------------------------------
                                          Notary Public, State of Texas

                                          --------------------------------------
                                                      (printed name)
My Commission Expires:

---------------------






1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 59

THE STATE OF TEXAS  )

COUNTY OF DALLAS    )

         This instrument was acknowledged before me on April ___, 1999, by Deborah M. Laycock, Vice President of Guaranty Federal Bank, F.S.B., a federal savings bank, on behalf of said bank.


                                          --------------------------------------
                                          Notary Public, State of Texas

                                          --------------------------------------
                                                        (printed name)
My Commission Expires:

---------------------





THE STATE OF TEXAS  )

COUNTY OF DALLAS    )

         This instrument was acknowledged  before me on April ___, 1999, by Karl
F. Propst, Vice President of Comerica Bank - Texas, a Texas state bank, on behalf of said bank.


                                          --------------------------------------
                                          Notary Public, State of Texas

                                          --------------------------------------
                                                      (printed name)
My Commission Expires:

---------------------





1999 AMENDED AND RESTATED LOAN AGREEMENT -Page 60

                                 LENDER SCHEDULE



         Lender                                                     Percentage
         ------                                                     ----------

Bank One, Texas, N.A.                                               50%

Guaranty Federal Bank, F.S.B.                                       14.7058823%

Comerica Bank - Texas                                               35.2941176%

                                                                       EXHIBIT A

                   SECOND AMENDED AND RESTATED PROMISSORY NOTE


$_________________                 Dallas, Texas                          [Date]

     FOR VALUE RECEIVED, the undersigned, CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation (herein called "Borrower"), hereby promises to pay to the order of ___________________________________________________________________
(herein called "Lender"), the principal sum of ________________________________
____________________________________________ Dollars ($________________), or the
aggregate unpaid principal amount of the Advances made under this Note by Lender to Borrower pursuant to the terms of the Loan Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Loan Agreement, 1717 Main Street, Dallas, Texas or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain 1999 Amended and Restated Loan Agreement dated April 8, 1999 among Borrower, Bank One, Texas, N.A., as Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, modified, amended or restated, called the "Loan Agreement"), and is a "Note" as defined therein, (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Loan Documents (as identified and defined in the Loan Agreement). Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the first day of each calendar month, beginning **__________________, _____, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Loan Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

                  "LIBOR Rate  Payment  Date"  means,  with respect to any LIBOR
         Advance:  (i) the day on which the related  Interest  Period ends,  and
         (ii) any day on which past due interest or past due principal is owed hereunder with respect to such LIBOR Advance and is unpaid. If the terms hereof or of the Loan Agreement provide that payments of interest or principal with respect to such LIBOR Advance shall be deferred from one LIBOR Rate Payment Date to another day, such other day shall also be a LIBOR Rate Payment Date.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on April 8, 2002.

         Base Rate Advances (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. On each Base Rate Payment Date, Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Advances to but not including such Base Rate Payment Date. Each LIBOR Advance (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related LIBOR Adjusted Rate in effect on such day. On each LIBOR Rate Payment Date relating to such LIBOR Advance, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such LIBOR Advance to but not including such LIBOR Rate Payment Date. All past due principal of and past due interest on the Advances shall bear interest on each day outstanding at the Late Payment Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate (by the foregoing clause (a) or by reference to the Highest Lawful Rate in the definitions of Base Rate, LIBOR Adjusted Rate, and Late Payment Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Loan Agreement which more fully set out the limitations on how interest accrues hereon. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         ***This Note amends restates and supersedes in its entirety that certain Promissory Note dated ___________, ____ in the original principal amount of $______________ made by Borrower payable to the order of ____________________

(the "Original Note"). This Note is in no way intended to constitute, and does not constitute, a novation of the indebtedness evidenced by the Original Note.
***

                                       CAPITAL SENIOR LIVING PROPERTIES, INC., a
                                       Texas corporation



                                       By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                  ------------------------------

                                                                       EXHIBIT B

                               LEGAL DESCRIPTIONS

                                                                       EXHIBIT C

                               REQUEST FOR ADVANCE
                               -------------------

         Reference is made to that certain 1999 Amended and Restated Loan Agreement dated as of April 8, 1999 (as from time to time amended, the "Agreement"), by and among Capital Senior Living Properties, Inc. ("Borrower"), Bank One, Texas, N.A., as Agent, and certain financial institutions ("Lenders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement Borrower hereby requests Lenders to make Advances to Borrower in the aggregate principal amount of $ __________ and specifies ____________, ____, as the date Borrower desires for Lenders to make such Advances and for Agent to deliver to Borrower the proceeds thereof.

         To induce Lenders to make such Advances, Borrower hereby represents, warrants, acknowledges, and agrees to and with Agent and each Lender that:

                  (e) The officers of Borrower signing this instrument are the duly elected, qualified and acting officers of Borrower as indicated below such officers' signatures hereto having all necessary authority to act for Borrower in making the request herein contained.

                  (f) The representations and warranties of Borrower set forth in the Agreement and the other Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

                  (g) There does not exist on the date hereof any condition or event which constitutes an Event of Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement; nor will any such Event of Default exist upon Borrower's receipt and application of the Loans requested hereby. Borrower will use the Advances hereby requested in compliance with the Agreement.

                  (h) Except to the extent  waived in  writing  as  provided  in
         Section 10.1(a) of the Agreement, Borrower has performed and complied in all material respects with all agreements and conditions in the Agreement required to be performed or complied with by Borrower on or prior to the date hereof, and each of the conditions precedent to Advances contained in the Agreement remains satisfied.

                  (i) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

                  (j)      The purpose of this requested Advance is: ___________
         ___________________________.

         The officers of the Borrower signing this instrument hereby certify that, to the best of their knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Borrower are true, correct and complete.

         IN WITNESS  WHEREOF,  this  instrument is executed as of  ____________,
_____.



                                CAPITAL SENIOR LIVING PROPERTIES, INC., a
                                Texas corporation



                                By:
                                   ---------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                        ----------------------------------------


                                Approved by:




                                Keith Johannessen, President of Capital Senior Living Corporation


                                or




                                James A. Stroud, Chief Operating Officer of
                                Capital Senior Living Corporation

                                                                       EXHIBIT D


                         CONTINUATION/CONVERSION NOTICE
                         ------------------------------

         Reference is made to that certain 1999 Amended and Restated Loan Agreement dated as of April 8, 1999 (as from time to time amended, the "Agreement"), by and among Capital Senior Living Properties, Inc. ("Borrower"), Bank One, Texas, N.A., as Agent, and certain financial institutions ("Lenders"). Terms which are defined in the Agreement and which are used but not defined herein are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement, Borrower hereby elects LIBOR Advances in the aggregate amount of $ __________ with an Interest Period beginning on __________________ and continuing for a period of __________________.

         To meet the conditions set out in the Agreement for the making of such election, Borrower hereby represents, warrants, acknowledges and agrees that:

                  (a) The officer of the Borrower signing this instrument is a duly elected, qualified and acting officer of Borrower, having all necessary authority to act for Borrower in making the election herein contained.

                  (b) There does not exist on the date hereof any condition or event which constitutes an Event of Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement.

                  (c) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         The officer of the Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Borrower are true, correct and complete.

         IN   WITNESS    WHEREOF   this    instrument    is   executed   as   of
__________________.

                                CAPITAL SENIOR LIVING PROPERTIES, INC., a
                                Texas corporation



                                By:
                                   ---------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                        ----------------------------------------


                                Approved by:



                                ------------------------------------------------
                                Keith Johannessen, President of Capital Senior Living Corporation



                                or




                                James A. Stroud, Chief Operating Officer of
                                Capital Senior Living Corporation

                                    EXHIBIT E
                             COMPLIANCE CERTIFICATE




Bank One, Texas, N.A., as Agent
1717 Main Street
Dallas, Texas  75201
Attn:  Health Care Lending

RE: 1999 Amended and Restated Loan Agreement dated April 8, 1999 (together with amendments, if any, the "Loan Agreement"), by and between Bank One, Texas, N.A., as Agent, Lenders (as defined in the Loan Agreement), and Capital Senior Living Properties, Inc., as Borrower

The undersigned officer of Borrower, does hereby certify that for the quarterly financial period ending _____________:

         1.       No Event of Default has occurred or exists except

                  ------------------------------.

         2.       The Current Ratio of Borrower (Section 5.15(a)) is _______ to
                  1.0.

         3.       The Tangible Net Worth of Borrower (Section 5.15(b)) is
                  $___________.

         4.       The Loan to Value Ratio (Section 5.15(c)) is _______ to 1.0.

         5.       The Leverage Ratio (Section 5.15(d)) is _______ to 1.0.

         6 The Cash Flow Coverage of the Property (Section 5.15(e)) is _______ to 1.0.

         7. All representations and warranties contained in the Loan Agreement and other Loan Documents are true and correct in all material respects as though given on the date hereof, except
                  ______________________________.

         8.       All information provided herein is true and correct.

         9. Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

                                CAPITAL SENIOR LIVING PROPERTIES, INC., a
                                Texas corporation



                                By:
                                   ---------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                        ----------------------------------------


Dated this _____ day of ____________________, ____.

                                    EXHIBIT F

                                FINANCIAL REPORTS

                                    EXHIBIT G

                              REQUEST FOR EXTENSION




Bank One, Texas, N.A., as Agent
1717 Main Street
Dallas, Texas  75201
Attn:  Health Care Lending

RE: 1999 Amended and Restated Loan Agreement dated April 8, 1999 (together with amendments, if any, the "Loan Agreement"), by and among Bank One, Texas, N.A., as Agent, Lenders (as defined in the Loan Agreement), and Capital Senior Living Properties, Inc., as Borrower

         Borrower hereby requests that the maturity date of the Loan be extended from April 8, 2002 to ____________________. Borrower acknowledges that Agent and Lenders have no obligation to approve this request and Agent and Majority Lenders, in their sole discretion, may reject this request. Borrower agrees to submit to Agent such information, if any, as may be requested by Agent or Lenders in considering this request.

         Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

                               CAPITAL SENIOR LIVING PROPERTIES, INC.,
                               a Texas corporation



                                By:
                                   ---------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:








Dated this _____ day of ____________________, ____.

                                    EXHIBIT H

                            ASSIGNMENT AND ACCEPTANCE

         Reference is made to the 1999 Amended and Restated Loan Agreement dated as of April 8, 1999 (the "Loan Agreement") among CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation (the "Borrower"), the Lenders (as defined in the Loan Agreement) and Bank One, Texas, N.A., as agent for the Lenders (the "Agent"). Terms defined in the Loan Agreement are used herein with the same meaning.

         The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Loan Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Loan Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth on Schedule 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Bank Party or the performance or observance by the Borrower or any Bank Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by the Assignor and requests that the Agent exchange such Note for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

         3. The Assignee (i) confirms that it has received a copy of the Loan Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement are required to be performed by it as a Lender; and
(v) attaches any other forms required by Agent.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on
Schedule 1.

         5. Upon such acceptance pursuant to the Loan Agreement and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

         6. Upon such acceptance pursuant to the Loan Agreement and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Loan Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Texas.

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

         Percentage interest assigned:                                 ________%

         Assignee's Commitment:                                        $_______

         Aggregate outstanding principal amount
           of Advances assigned:                                       $_______

         Principal amount of Note payable to Assignee:                 $_______

         Principal amount of Note payable to Assignor:                 $_______

         Effective Date (if other than date
            of acceptance by Agent):                               _______, 19__


                                [NAME OF ASSIGNOR], as Assignor


                                By:
                                     -------------------------------------------
                                     Title:

                                Dated:____________________ , 19 _


                                Domestic Lending Office:

                                LIBOR Lending Office:


                                [NAME OF ASSIGNEE], as Assignee


                                By:
                                     -------------------------------------------
                                     Title:

                                Dated:_____________________, 19 _




                                Domestic Lending Office:

                                Eurodollar Lending Office:

                                    EXHIBIT I

Lake County, Indiana
--------------------

         Mortgage Security Agreement Assignment of Rents and Fixture Filing dated July 29, 1994, recorded as Instrument No. 94054609 in the office of Recorder of Lake County, Indiana, as modified by Modification and Extension of Lien dated June 30, 1995, recorded as Instrument No. 95041757 in the office of Recorder of Lake County, Indiana, further modified by Second Modification and Extension of Lien dated June 30, 1997, recorded as Instrument No. 97044593 in the office of Recorder of Lake County, Indiana, further modified by Extension, Assumption and Modification Agreement between Bank One, Texas, N.A. and Capital Senior Living Properties, Inc., dated December 10, 1997, further modified by Modification Agreement between Bank One, Texas, N.A., as Agent, and Capital Senior Living Properties, Inc., dated September 1, 1998, and further modified by Second Modification Agreement between Bank One, Texas N.A., as Agent, and Capital Senior Living Properties, Inc. dated April 8, 1999.

Marion County, Indiana
----------------------

         Mortgage Security Agreement Assignment of Rents and Fixture Filing dated July 29, 1994, recorded as Instrument No. 1994-0119830 in the office of Recorder of Marion County, Indiana, as modified by Modification and Extension of Lien dated June 30, 1995, recorded as Instrument No. 1995-0095291 in the office of Recorder of Marion County, Indiana, further modified by Second Modification and Extension of Lien dated June 30, 1997, recorded as Instrument No. 97-92756 in the office of Recorder of Marion County, Indiana, further modified by Extension, Assumption and Modification Agreement between Bank One, Texas, N.A. and Capital Senior Living Properties, Inc., dated December 10, 1997, further modified by Modification Agreement between Bank One, Texas, N.A., as Agent, and Capital Senior Living Properties, Inc., dated
         September 1, 1998, and further modified by Second Modification Agreement between Bank One, Texas N.A., as Agent, and Capital Senior Living Properties, Inc. dated April 8, 1999.

Stark County, Ohio
------------------

         Open End Mortgage dated July 29, 1994, recorded in Volume 1688, Page 222 in the office of Recorder of Stark County, Ohio, as modified by Modification and Extension of Lien dated June 30, 1995, recorded as Instrument No. 95033519 in the office of Recorder of Stark County, Ohio, further modified by Second Modification and Extension of Lien dated June 30, 1997, recorded as Instrument No. 97036695 in the office of Recorder of Stark County, Ohio, further modified by Extension, Assumption and Modification Agreement between Bank One, Texas, N.A. and Capital Senior Living Properties, Inc., dated December 10, 1997, further modified by Modification Agreement between Bank One, Texas, N.A., as Agent, and Capital Senior Living Properties, Inc., dated
         September 1, 1998, and further modified by Second Modification Agreement between Bank One, Texas N.A., as Agent, and Capital Senior Living Properties, Inc. dated April 8, 1999.




REDAL:197108.1  99999-00001

Yavapai County, Arizona
-----------------------

         Deed of Trust, Assignment of Leases and Rents Security Agreement and Fixture Filing of even date herewith to be recorded in the office of the Recorder of Yavapai County, Arizona.